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[FIRST AMERICAN FUNDS(TM) LOGO]

2002 ANNUAL REPORT

INSURANCE PORTFOLIOS

CORPORATE BOND, EQUITY INCOME, INTERNATIONAL
LARGE CAP GROWTH, MID CAP GROWTH
SMALL CAP GROWTH, TECHNOLOGY

OUR STRENGTH

WE ARE A PERFORMANCE-DRIVEN, INDEPENDENT-STYLE FIRM, BACKED BY THE RESOURCES AND STABILITY OF A LEADING FINANCIAL ORGANIZATION.

OUR GOAL

SUPERIOR LONG-TERM PERFORMANCE.

OUR PLEDGE

WE TAILOR OUR APPROACH TO YOUR INVESTMENT NEEDS AND MEASURE OUR PERFORMANCE AGAINST YOUR GOALS.

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[FIRST AMERICAN FUNDS(TM) LOGO]

ON THE COVER

OUR CORPORATE CONSTITUTION

THIS STATEMENT IS DESIGNED TO CAPTURE THE CHARACTER AND AMBITION OF OUR FIRM. WE ARE FOUNDED ON STRENGTH, FOCUSED ON OUR GOAL, AND COMMITTED TO OUR PLEDGE.

OUR IMAGE-GEORGE WASHINGTON

HIS RICH LEGACY AS PATRIOT AND LEADER IS WIDELY RECOGNIZED AS EMBODYING THE SOUND JUDGMENT, RELIABILITY, AND STRATEGIC VISION THAT ARE CENTRAL TO OUR BRAND. FASHIONED IN A STYLE REMINISCENT OF AN 18TH CENTURY ENGRAVING, THE ILLUSTRATION CONVEYS THE SYMBOLIC STRENGTH AND VITALITY OF WASHINGTON, WHICH ARE ATTRIBUTES THAT WE VALUE AT FIRST AMERICAN FUNDS.

TABLE OF CONTENTS

Message to Investors                      1
Report of Independent Auditors           17
Schedule of Investments                  18
Statements of Assets and Liabilities     30
Statements of Operations                 32
Statements of Changes in Net Assets      34
Financial Highlights                     36
Notes to Financial Statements            40
Notice to Shareholders                   48

            MUTUAL FUND INVESTING INVOLVES RISK; PRINCIPAL LOSS IS POSSIBLE.

                               NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

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MESSAGE TO INVESTORS February 15, 2003

    DEAR INVESTORS:

    In these times of challenges and uncertainty that affect nearly all investors, we want to thank you for the confidence you've shown in the First American Funds family. Although this past year has been a trying time for many of us, with numerous obstacles thrown in our path, our commitment to your financial success is stronger than ever.

    We continue to put the full extent of our resources and capabilities to work for your benefit, which includes better focusing those resources to serve your needs. We also continue to make advancements to our website, firstamericanfunds.com, a valuable tool for your investing needs.

    The importance of a diversified portfolio is as imperative now as it ever has been. At First American Funds, we provide a wide variety of investment vehicles to fit your investing needs.

    This report provides you with details of investment results, fund holdings, financial statements, and notes relating to fund operations for the fiscal year ended December 31, 2002. Please review this information at your convenience. Once again, thank you for your support of the First American family of funds.

    Sincerely,

    /s/ Virginia L. Stringer                    /s/ Mark Jordahl


    VIRGINIA L. STRINGER                        MARK JORDAHL

    Chairperson of the Board                    Chief Investment Officer
    First American Insurance                    U.S. Bancorp Asset
     Portfolios, Inc.                            Management, Inc.

CORPORATE BOND

Investment Objective: HIGH CURRENT INCOME CONSISTENT WITH PRUDENT RISK TO
CAPITAL

The benefits of favorable interest rate trends failed to boost the market for corporate bonds during the year ended December 31, 2002. The First American Corporate Bond Portfolio-Class IB shares (the "Portfolio") gained 6.07% for the year. By comparison, the Portfolio's benchmark, the Merrill Lynch Corporate BBB-A Index, gained 9.61% for the same period*.

In early 2002, following several rate decreases by the Federal Reserve, it appeared that investors anticipated a decent recovery for the year. In fact, generally favorable market conditions prevailed through mid-April. Up to that point, there were bumps in the road that tested investor confidence, including fallout from the 2001 bankruptcy of Enron, evidence of corporate malfeasance, and growing focus on credit deterioration for telecommunications companies. But when WorldCom announced its massive overstatement of earnings in June, the impact was felt throughout the corporate bond market.

During the summer and early fall corporate bonds faced a very challenging environment. Evidence of economic weakness emerged along with a growing probability of war with Iraq, which led to a flight to quality. While interest rates on Treasury bonds declined significantly, yield spreads on corporate issues deteriorated as investors became extremely risk averse. In mid-October corporate bond spreads hit an all-time high with an option-adjusted spread (OAS) of 241 basis points. However, by year-end the average corporate OAS tightened 70 basis points as the equity markets experienced a strong rally-ranging from 13% to 20% for the major indices and the Fed cut rates by 0.5%. The extreme underperformance in the second and third quarters was reversed as corporate bonds had excess returns of 251 basis points in the fourth quarter. Nevertheless for the entire year corporate bonds trailed duration equivalent treasuries by 187 basis points.

The Portfolio did benefit over the period from its holdings in a number of financial and industrial bonds. Securities issued by banks and brokers, along with energy, real estate, and railroad companies, held up well. However, the Portfolio also invested in sectors that stumbled during the year, including telecommunication companies, airlines, gas pipelines, and media firms. Also, the Portfolio had a modest exposure to less-than investment-grade securities, which hurt performance given the weakness in that segment.

Looking to the year ahead, there are reasons for encouragement about the prospects of corporate bonds. Corporate securities currently offer attractive yield spreads by historical measures. Also evidence has emerged that many companies are paying down debt and starting to repair damaged balance sheets. If the economy provides clearer signals of sustained recovery and there is some resolution to geopolitical issues, we believe that corporate bonds may perform well relative to the other fixed-income sectors.

          ANNUALIZED PERFORMANCE(1)
          AS OF DECEMBER 31, 2002

                                                                            SINCE INCEPTION(5)
                                                                        ---------------------------
                                                   1 YEAR      5 YEAR     1/3/1997     12/17/2001
          -----------------------------------------------------------------------------------------
          Class IA                                  6.39%         --           --         6.50%
          Class IB                                  6.07%       3.81%        4.62%          --
          Merrill Lynch Corporate BBB-A Index(3)    9.61%       7.07%        7.70%        9.61%
          Lehman U.S. Credit Index(4)              10.53%       7.28%        7.86%       10.53%

*Unlike investment portfolios, index returns do not reflect any expenses, transaction costs, or cash flow effects.

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[CHART]

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF DECEMBER 31, 2002

            FIRST AMERICAN CORPORATE    MERRILL LYNCH CORPORATE    LEHMAN U.S.
            BOND PORTFOLIO, CLASS IB    BBB-A INDEX(3)             CREDIT INDEX(4)
Jan-97                      $ 10,000                   $ 10,000          $ 10,000
Dec-97                      $ 10,872                   $ 11,019          $ 11,008
Dec-98                      $ 10,712                   $ 11,955          $ 11,951
Dec-99                      $ 10,205                   $ 11,748          $ 11,718
Dec-00                      $ 11,416                   $ 12,775          $ 12,818
Dec-01                      $ 12,358                   $ 14,149          $ 14,152
Dec-02                      $ 13,108                   $ 15,509          $ 15,641

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the Portfolio's performance. If these contract charges had been included, performance would be reduced. A significant portion of the portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment-grade securities. The Portfolio may also invest in foreign securities. International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, limited liquidity, and volatile prices. Indexes are for illustrative purposes only and are not available for investment.

    Class IB shares pay an annual distribution or "12b-1" fee up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the Portfolios' distributor to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the Portfolios. Because these fees are paid out of a portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

    On December 17, 2001, the Corporate Bond Portfolio became the successor by merger to the Firstar Strategic Income Portfolio, a series of Ohio National Fund, Inc. Prior to the merger, the First American portfolio had no assets or liabilities. Performance prior to December 17, 2001, is that of the Firstar Strategic Income Portfolio.

(2) Performance for Class IA shares is not presented. Performance for Class IA would have been higher due to lower expenses.

(3) An unmanaged index comprised of fixed-rate, dollar-denominated, U.S. corporate securities with at least one year to final maturity. Securities must be rated BBB or A based on a composite of Moody's and Standard & Poor's ratings. Issues below $150 million and Rule 144A securities are excluded from the index. Previously, the Portfolio used the Lehman U.S. Credit Index as its benchmark. Going forward, the Portfolio will use the Merrill Lynch Corporate BBB-A Index as a comparison because its composition better matches the Portfolio's investment objective and strategies.

(4) The Lehman U.S. Credit Index is an unmanaged index comprised of fixed-rate, dollar denominated, investment-grade U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The securities must have at least one year to final maturity.

(5) The performance since inception for each index is calculated from the month end following the inception of the class.

EQUITY INCOME

Investment Objective: LONG-TERM GROWTH OF CAPITAL AND INCOME

Throughout 2002, the equity markets continued the struggle that began in early 2000. The First American Equity Income Portfolio-Class IA shares (the "Portfolio") declined -17.11% for the year ended December 31, 2002. The Portfolio's benchmark, the S&P 500 Composite Index, declined -22.10% over the same period*.

The past year proved to be particularly challenging for investor psychology, which was impacted by escalating geopolitical conflicts with Iraq and Korea and ongoing terrorist threats, as well as corporate accounting malfeasance. The stock market began the year up, but the environment quickly deteriorated. Economic growth prospects slowed, dampening investor enthusiasm, and for the remainder of the year the stock market stayed in negative territory, with relatively few stocks producing positive returns for the year.

The Portfolio is focused on stocks of companies that pay dividends, an area of the market that has proved to be increasingly attractive in these volatile times. Among the issues that performed well for the Portfolio in the period were consumer stocks, including Avon Products and Anheuser-Busch. Positive performers also included selected stocks across other market sectors, such as 3M, Ecolab, and UPS. Unfortunately, the Portfolio gave back much of this positive performance through setbacks broadly spread across the market and market sectors, in general. Particularly weak performers included selected holdings within the financials sector that show declining earnings in falling equity markets, as well as the limited holdings in the struggling technology sector, including Electronic Data Systems and IBM.

The most significant changes in the Portfolio during the period were tactical shifts in sector allocation. The Portfolio moved from an overweight position in the consumer staples sector to an underweight position, and from a significant underweight in the consumer discretionary sector to a modest underweight position. The Portfolio continues to maintain modest overweight positions in the energy, industrials, basic materials, and utilities sectors, neutral exposure to the financials sector, and an underweight position in the healthcare and technology sectors.

While it is impossible to predict if the stock market will begin a sustained rally, it appears that it may have bottomed in October. The Portfolio is sticking with its discipline of primarily owning stocks that offer attractive dividends, which should lessen risk for the Portfolio in a volatile investment environment.

          ANNUALIZED PERFORMANCE(1)
          AS OF DECEMBER 31, 2002

                                                                            SINCE INCEPTION(4)
                                                                        ---------------------------
                                                   1 YEAR      5 YEAR     7/1/1997     12/17/2001
          -----------------------------------------------------------------------------------------
          Class IA                                -17.11%       0.49%        2.65%          --
          Class IB                                -17.34%         --           --       -14.97%
          S&P 500 Composite Index(3)              -22.10%      -0.59%       -0.10%      -22.10%

*Unlike investment portfolios, index returns do not reflect any expenses, transaction costs, or cash flow effects.

[CHART]

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF DECEMBER 31, 2002

          FIRST AMERICAN EQUITY           S&P 500
          INCOME PORTFOLIO, CLASS IA      COMPOSITE INDEX(3)
Jul-97                      $ 10,000                $ 10,000
Dec-97                      $ 11,269                $ 10,243
Dec-98                      $ 13,323                $ 13,168
Dec-99                      $ 12,632                $ 15,938
Dec-00                      $ 14,481                $ 14,487
Dec-01                      $ 13,931                $ 12,765
Dec-02                      $ 11,548                $  9,946

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the Portfolio's performance. If these contract charges had been included, performance would be reduced. Index is for illustrative purposes only and is not available for investment.

    Class IB shares pay an annual distribution or "12b-1" fee up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the Portfolios' distributor to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the Portfolios. Because these fees are paid out of a portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

    On December 17, 2001, the First American Equity Income Portfolio became the successor by merger to the Firstar Equity Income Portfolio, a series of Met Investors Series Trust, Inc. Prior to the merger, the First American portfolio had no assets or liabilities. Performance prior to December 17, 2001, is that of the Firstar Equity Income Portfolio.

(2) Performance for Class IB shares is not presented. Performance for Class IB would have been lower due to higher expenses.

(3) The S&P 500 Composite Index is an unmanaged index of large-capitalization stocks.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

INTERNATIONAL

Investment Objective: LONG-TERM GROWTH OF CAPITAL

International markets were extremely volatile over the fiscal year ended December 31, 2002, as economically sensitive and defensive areas traded leadership in reaction to economic and geopolitical developments. The First American International Portfolio-Class IA shares (the "Portfolio") trailed the index for the period, declining -19.10%. The Portfolio's benchmark, the MSCI EAFE Index, declined -15.66% over the same period*.

Although the prospects for a global economic recovery seemed to solidify during the first quarter of 2002, questions remained about valuation levels and the potential for interest rate increases in the future. Technology, media, and telecommunications stocks were hit particularly hard during the period, as investors focused on commodity-related names and on cyclical stocks in the Industrials and Materials sectors with more exposure to the "old economy." In addition, the demise of Enron in the United States had global repercussions, as investors began to demand higher standards for accounting and corporate governance. For the first quarter, the Portfolio trailed the benchmark, held back by shortfalls in Japan and the Pacific Basin, except Japan. The Portfolio's European holdings performed in line with the index, and modest exposure to the Emerging Markets added value.

International markets languished in the second quarter of 2002. Europe and the United States led the decline, but no regions were immune. Overall, markets were negatively impacted by at least three factors. First, signs that the global economy would decelerate during the middle of the year resulted in downward revisions to earnings estimates as the quarter progressed, notably in Europe. Second, the imbalance in relative valuations between bonds and equities that had opened up in the first quarter was reversed, partly by falling bond yields, but also by falling equity prices. Third, a series of corporate scandals in the United States eroded investor confidence in the authenticity of financial statements in general. Investors seemingly began to require a higher risk premium from equities, particularly those stocks with high expected growth rates. Despite strong stock selection in Japan, the Portfolio lagged the overall benchmark return for the second quarter, negatively impacted by underperformance in Europe and the Pacific Basin, except Japan, and by weak relative returns from our holdings in the Emerging Markets.

The downtrend in performance for international equity markets continued into the third quarter of 2002. All regions lost ground during the period as uncertainty surrounding the potential for war with Iraq and the associated impact on the price of oil cast a pall on equity markets, and as the risk premium that investors required from equities seemed to increase. Markets in the Pacific Basin fared better than others with Japan, in particular, showing renewed relative strength. Europe continued to struggle in relative terms, while the Emerging Markets saw moderate outperformance. The Portfolio outperformed the benchmark for the third quarter, bolstered by an overweight to the relatively strong Japanese market and by an underweight to Europe. The Portfolio's Emerging Markets exposure also added value, outperforming the MSCI EAFE Index return. Only partially offsetting these good results was modest underperformance in Europe and the Pacific Basin, except Japan.

International equity markets gained ground in the final quarter of 2002. Stocks rallied in the first half of the period, as the oil price fell by more than 20% from its late September high. In addition, the potential for an imminent conflict in Iraq seemed to diminish. During this time, economically sensitive sectors showed relative strength, with the Technology, media, and telecommunications group outperforming more defensive areas. This trend went into reverse in the last six weeks of the quarter, however, as tensions between Iraq and the United States mounted and the price of oil again began to escalate. Currency movements in the final three months of the year-notably the weakening of the U.S. dollar against the Euro and Yen-enhanced results, raising the benchmark return to 6.5% in U.S. dollars. The Portfolio was unable to keep pace with the index return for the period, as the benefits of an overweight and strong relative stock selection in Asia and of an exposure to the solidly performing Emerging Markets region were more than offset by an underweight and underperformance in Europe.

          ANNUALIZED PERFORMANCE(1)
          AS OF DECEMBER 31, 2002

                                                                            SINCE INCEPTION(4)
                                                                        ---------------------------
                                                              1 YEAR      4/28/2000    9/28/2001
          -----------------------------------------------------------------------------------------
          Class IA                                            -19.10%        -23.18%          --
          Class IB                                            -19.56%            --       -12.17%
          MSCI EAFE Index(3)                                  -15.66%        -17.24%       -7.90%

*Unlike investment portfolios, index returns do not reflect any expenses, transaction costs, or cash flow effects.

[CHART]

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF DECEMBER 31, 2002

          FIRST AMERICAN INTERNATIONAL      MSCI EAFE
          PORTFOLIO, CLASS IA               INDEX(3)
Apr-00                        $ 10,000       $ 10,000
Dec-00                        $  8,090       $  9,085
Dec-01                        $  6,106       $  7,158
Dec-02                        $  4,937       $  6,038

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the Portfolio's performance. If these contract charges had been included, performance would be reduced. Index is for illustrative purposes only and is not available for investment. International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, foreign government regulations, currency exchange rates, limited liquidity, and volatile prices.

    Class IB shares pay an annual distribution or "12b-1" fee up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the Portfolios' distributor to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the Portfolios. Because these fees are paid out of a portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

    On July 1, 2001, Clay Finlay Inc. was hired as subadvisor to manage the Portfolio's assets.

(2) Performance for Class IB shares is not presented. Performance for Class IB would have been lower due to higher expenses.

(3) The MSCI EAFE Index is an unmanaged index including approximately 1,000 companies representing the stock markets of 21 countries in Europe, Australia, and the Far East.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

LARGE CAP GROWTH

Investment Objective: LONG-TERM GROWTH OF CAPITAL

In a challenging environment for growth-oriented stocks, the First American Large Cap Growth Portfolio-Class IA shares (the Portfolio") declined -29.72% for the year ended December 31, 2002. The Portfolio's benchmark, the Russell 1000 Growth Index, declined -27.88% over the same period*.

Early in 2002, the environment changed from cautious optimism of an economic recovery and improved corporate earnings to shaken confidence. Investors received troubling news of accounting problems involving a number of major companies, including Enron and Global Crossing. Later in the year, more companies were caught up in the scandals, including WorldCom. The onslaught of bad news took a toll on investor confidence and, at the same time, the economy, while moving in a positive direction, proved to be disappointing to the markets. Once again, growth stocks bore the brunt of the damage and declined for much of the rest of the year.

Every key industry segment in the broad market moved lower over the year. However, the Portfolio's holdings in basic materials stocks such as Ecolab, energy issues such as Apache Corporation, and retail issues such as Kohl's, held up better than most. Among the weakest performing stocks were utilities issues such as Enron and Mirant, and technology issues such as Texas Instruments and EDS. While the Portfolio's technology position was neutral or underweight throughout most of the year, the Portfolio shifted to a more aggressive stance in the last quarter. The market has shown some improvement, potentially renewing the need for tech spending.

It seems apparent that prospects for growth stocks aren't likely to dramatically improve until the U.S. economy shows more consistent growth. Given the number of uncertainties in the market, ranging from corporate accounting issues to growing global tensions, a fair amount of volatility is likely to remain in the near term. However, in general, the economy appears to be improving, which may lead to renewed spending in technology, and could lead to better earnings and higher stocks prices. At current valuations, investors may find large-cap growth issues attractive, which could create some positive opportunities for the Portfolio in the year ahead. Efforts will continue in order to actively position the Portfolio to take advantage of opportunities that may arise.

          ANNUALIZED PERFORMANCE(1)
          AS OF DECEMBER 31, 2002

                                                                            SINCE INCEPTION(4)
                                                                        ---------------------------
                                                              1 YEAR      4/28/2000     5/3/2001
          -----------------------------------------------------------------------------------------
          Class IA                                            -29.72%        -28.92%          --
          Class IB                                            -30.13%            --       -28.84%
          Russell 1000 Growth Index(3)                        -27.88%        -26.73%      -23.55%

*Unlike investment portfolios, index returns do not reflect any expenses, transaction costs, or cash flow effects.

[CHART]

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF DECEMBER 31, 2002

          FIRST AMERICAN LARGE CAP GROWTH          RUSSELL 1000
          PORTFOLIO, CLASS IA                      GROWTH INDEX(3)
Apr-00                           $ 10,000                 $ 10,000
Dec-00                           $  8,222                 $  7,603
Dec-01                           $  5,706                 $  6,051
Dec-02                           $  4,010                 $  4,363

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the Portfolio's performance. If these contract charges had been included, performance would be reduced. Index is for illustrative purposes only and is not available for investment.

    Class IB shares pay an annual distribution or "12b-1" fee up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the Portfolios' distributor to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the Portfolios. Because these fees are paid out of a portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

(2) Performance for Class IB shares is not presented. Performance for Class IB would have been lower due to higher expenses.

(3) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

MID CAP GROWTH

Investment Objective: GROWTH OF CAPITAL

Growth stocks continued to find themselves in the midst of a serious bear market during the 12-month period ending December 31, 2002. The First American Mid Cap Growth Portfolio-Class IA shares (the "Portfolio") was hard hit during the year, declining -29.25%. For the same period, the Portfolio's benchmark, the Russell Midcap Growth Index, was down -27.41%*.

The anticipated economic recovery that fueled a rebound in stocks late in 2001 quickly changed in early 2002, as investors became unsettled about the inability of many companies to meet profit expectations. From early 2002 forward, mid-cap growth stocks as a whole generally declined. As has been the case for much of the bear market cycle, technology stocks proved to be a particularly weak sector. Given the challenges of the market, the Portfolio took a somewhat more defensive approach, which included holding more cash than is typical and avoiding any significant concentration in any specific sector of the market. In particular, throughout most of the period, the Portfolio had a below-average position in technology and telecommunications stocks, which continued to lag the market as a whole.

The Portfolio benefited during the year from contributions among a number of stocks in the consumer discretionary sector, including Internet retailer Amazon.com. Among the best overall performers were the gaming software company International Gaming Technology and the medical firm Zimmer Holdings. Among the stocks that were most detrimental were the software company Siebel Systems and the financial services provider Bisys Group.

Despite the troubles of recent years, mid-cap growth stocks appear to be attractively positioned to lead stocks out of the bear market. Given current valuations and the extent of the market's downturn, there is reason to be optimistic that 2003 will be more productive for investors in this segment of the market, and that the Portfolio will be positioned to take advantage of a more positive environment.

          ANNUALIZED PERFORMANCE(1)
          AS OF DECEMBER 31, 2002

                                                                            SINCE INCEPTION(4)
                                                                        ---------------------------
                                                              1 YEAR       1/4/2001    5/2/2001
          -----------------------------------------------------------------------------------------
          Class IA                                            -29.25%       -26.03%         --
          Class IB                                            -29.29%           --      -26.87%
          Russell Midcap Growth Index(3)                      -27.41%       -26.91%     -22.62%

*Unlike investment portfolios, index returns do not reflect any expenses, transaction costs, or cash flow effects.

[CHART]

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF DECEMBER 31, 2002

          FIRST AMERICAN MID CAP GROWTH      RUSSELL MIDCAP
          PORTFOLIO, CLASS IA                GROWTH INDEX(3)
Jan-01                         $ 10,000             $ 10,000
Dec-01                         $  7,760             $  7,553
Dec-02                         $  5,490             $  5,483

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the Portfolio's performance. If these contract charges had been included, performance would be reduced. Index is for illustrative purposes only and is not available for investment. Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to more abrupt or erratic price fluctuations than large-capitalization companies.

    Class IB shares pay an annual distribution or "12b-1" fee up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the Portfolios' distributor to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the Portfolios. Because these fees are paid out of a portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

(2) Performance for Class IB shares is not presented. Performance for Class IB would have been lower due to higher expenses.

(3) The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is an unmanaged index comprised of the 800 smallest securities in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the investable U.S. equity market.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

SMALL CAP GROWTH

Investment Objective: GROWTH OF CAPITAL

Growth stocks continued to struggle through an ongoing bear market environment for the 12 months ended December 31, 2002. As a result, the First American Small Cap Growth Portfolio-Class IA shares (the "Portfolio") declined -29.94% during the period. For the same period, the Portfolio's benchmark, the Russell 2000 Growth Index, declined -30.26%*.

Going into 2002, indicators pointed to an economic recovery, fueling expectations that improved corporate profits wouldn't be far behind. This was a particularly important trend for growth stocks, which generally move higher on good earnings news. Unfortunately, optimism about an economic recovery began to fade quickly as a number of large companies became embroiled in accounting irregularities that shook investor confidence throughout the equity markets. In addition, investors became wary of some economic signals, which lowered expectations for corporate earnings. As a result, growth stocks resumed their downward trend reaching extremely low levels in July, and then again in September, but rallied early in the fourth quarter as hopes of an economic recovery were rekindled. Hopes of an extended rally quickly abated, as the prospects of war with Iraq grew nearer.

In such a negative environment, an extra premium was placed on analysis and individual stock selection. The Portfolio took a fairly neutral approach to the market, avoiding significant commitments to any particular sector. Most notably, the Portfolio de-emphasized technology and telecommunications issues, which continued to be among the hardest hit areas of the market. Cash levels were also slightly higher than is usually the case, contributing to the Portfolio's defensive posture.

Stocks of individual companies that managed to generate solid results helped the Portfolio's performance. Among the contributors were Citrix Systems, a maker of remote network software. Citrix bucked the downward spiral of technology companies as demand for its applications increased. Corinthian Colleges, which operates schools focused on job-oriented training for high-technology industries, experienced positive growth contributing to Portfolio performance. On the downside, two stocks related to the struggling broadband communications industry, Centillium Corporation and Microtune Inc., hurt the Portfolio's returns.

The bear market has lasted nearly three years, but it may be close to wearing down. Stock valuations have been hard hit, and investors may begin to recognize the long-term growth opportunity that exists. Small-cap growth stocks often perform well coming out of such an environment. We continue to invest, anticipating that a modest economic recovery in 2003 will lead to better corporate profit growth and improved business investment trends during the second half of the year.

          ANNUALIZED PERFORMANCE(1)
          AS OF DECEMBER 31, 2002

                                                                            SINCE INCEPTION(4)
                                                                        ---------------------------
                                                              1 YEAR       1/4/2001    9/28/2001
          -----------------------------------------------------------------------------------------
          Class IA                                           -29.94%        -23.63%           --
          Class IB                                           -30.18%            --        -14.02%
          Russell 2000 Growth Index(3)                       -30.26%        -24.36%        -9.73%

*Unlike investment portfolios, index returns do not reflect any expenses, transaction costs, or cash flow effects.

[CHART]

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF DECEMBER 31, 2002

          FIRST AMERICAN SMALL CAP GROWTH       RUSSELL 2000
          PORTFOLIO, CLASS IA                   GROWTH INDEX(3)
Jan-01                           $ 10,000              $ 10,000
Dec-01                           $  8,350              $  8,397
Dec-02                           $  5,850              $  5,856

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the Portfolio's performance. If these contract charges had been included, performance would be reduced. Index is for illustrative purposes only and is not available for investment. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater volatility than stocks of larger companies and they may be expected to do so in the future.

    Class IB shares pay an annual distribution or "12b-1" fee up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the Portfolios' distributor to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the Portfolios. Because these fees are paid out of a portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

(2) Performance for Class IB shares is not presented. Performance for Class IB would have been lower due to higher expenses.

(3) The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is comprised of the smallest 2,000 companies in the Russell 3000 index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 large U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market.

(4) The performance since inception for the index is calculated from the month end following the inception of the class.

TECHNOLOGY

Investment Objective: LONG-TERM GROWTH OF CAPITAL

Calendar year 2002 was yet another challenging period for the technology sector. For a third consecutive year, technology stocks declined materially, driven by numerous factors. These factors included tepid capital spending, over capacity (particularly in telecommunications), uneven consumer sentiment, and worldwide political instability. The First American Technology Portfolio-Class IA shares (the "Portfolio") was not immune to these dynamics. During the period ended December 31, 2002, the Portfolio declined -42.14%. During the same 12-month period, the Portfolio's benchmark-the Merrill Lynch 100 Technology Index-declined -41.46%*.

No specific sectors in technology were spared from the negatives listed above. Moreover, the traditional year-end rally, which began during the second week of October 2002, was characterized by lighter-than-usual trading volumes, and outperformance by the very stocks that had been the weakest performers up to that point in the year. This rally dwindled in late November, and the balance of the year saw a reversion to the negative trends since the stock market peaks of March 2000.

Given the adverse investing environment for tech stocks in 2002, the Portfolio strategy employed emphasized buying and holding companies with the following characteristics: the ability to generate free cash flow, consistent quarter-to-quarter operational execution, unique products or services, and significant market shares in growing markets. Additionally, Portfolio turnover was radically reduced from prior years, and stocks of companies that utilized technology as a means of cost savings, rather than for revenue generation, were added to the Portfolio.

One of the defining characteristics of technology stocks in 2002 was that outperformance or underperformance came not from entire sectors, but from individual stocks. For example, the three stocks that provided the Portfolio with the most outperformance vs. its benchmark were Take Two Interactive (a video-game developer), OmniVision (a maker of digital camera semiconductors), and Overland Storage (a provider of computer data tape libraries). Conversely, the three stocks that caused the greatest Portfolio underperformance vs. the benchmark were Symantec (security software), Logicvision (tools for semiconductor design), and Amazon.com (on-line retailer). Another unusual characteristic of tech stock investing in 2002 was that quite a few "dot-com" stocks, including the aforementioned Amazon.com, as well as Yahoo and Expedia, vastly outperformed traditional tech bellwethers such as Microsoft, Cisco and Intel.

Looking ahead to 2003, we anticipate that, while capital spending on technology may have finally stabilized, we do not see a material reacceleration of spending. This is because research has shown that, if telecommunications infrastructure spending is removed from the equation, tech spending essentially never slowed down. For example, more than 400 million cell phones and 125 million PCs were sold worldwide in 2002-volumes very similar to the prior two years. Additionally, recent studies have shown that companies that invest the most in technology perform more poorly (by cash-flow and return-on-capital measures) than companies who spend an average amount. Lastly, despite the remarkable price declines in technology stocks during the past three years, quite a few tech stocks are still radically overvalued by traditional price-to-earnings measures. We believe, therefore, that the most prudent course for the Portfolio is to continue to invest in companies with proven business models that consistently execute on their operational plans and produce positive operational cash flow.

          ANNUALIZED PERFORMANCE(1)
          AS OF DECEMBER 31, 2002

                                                                            SINCE INCEPTION(5)
                                                                        ---------------------------
                                                              1 YEAR       4/28/2000   9/28/2001
          -----------------------------------------------------------------------------------------
          Class IA                                            -42.14%        -50.08%         --
          Class IB                                            -42.86%            --      -14.21%
          Merrill Lynch 100 Technology Index(3)               -41.46%        -42.43%     -14.14%
          S&P Technology Composite Index(4)                   -37.58%        -39.19%     -12.88%

*Unlike investment portfolios, index returns do not reflect any expenses, transaction costs, or cash flow effects.

[CHART]

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF DECEMBER 31, 2002

          FIRST AMERICAN TECHNOLOGY     MERRILL LYNCH 100      S&P TECHNOLOGY
          PORTFOLIO, CLASS IA           TECHNOLOGY INDEX(4)    COMPOSITE INDEX(3)
Apr-00                     $ 10,000                $ 10,000              $ 10,000
Dec-00                     $  5,567                $  5,811              $  5,830
Dec-01                     $  2,692                $  3,919              $  4,440
Dec-02                     $  1,558                $  2,294              $  2,772

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the Portfolio's performance. If these contract charges had been included, performance would be reduced. Indexes are for illustrative purposes only and are not available for investment. Sector portfolios such as the First American Technology Portfolio are more vulnerable to price fluctuation as a result of events that may affect the industry in which they focus than are portfolios that invest in multiple industries. Share prices of sector portfolios also will fluctuate with changing market conditions, as will share prices of other stock portfolios. Sector portfolios should not be treated as a core investment; rather, their role is to round out the growth portion of a well-diversified investment portfolio.

    The Technology Portfolio's 2000 returns were higher due in part to its strategy of investing in IPOs and technology-related stocks in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the Portfolio's future investment in IPOs and technology stocks will have the same effect on performance as it had in 2000. Investments in the First American Technology Portfolio are more vulnerable to price fluctuation as a result of the narrow focus of technology investing and the fact that the products of companies in which the portfolio invests may be subject to rapid obsolescence.

    Class IB shares pay an annual distribution or "12b-1" fee up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the Portfolios' distributor to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the Portfolios. Because these fees are paid out of a portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

(2) Performance for Class IB shares is not presented. Performance for Class IB would have been lower due to higher expenses.

(3) The Merrill Lynch 100 Technology Index is an equally weighted index of the 100 largest technology companies, as measured by market capitalization. Previously, the Portfolio used the S&P Technology Composite Index as a benchmark. Going forward, the Portfolio will use the Merrill Lynch 100 Technology Index as a comparison, because its composition better matches the Portfolio's investment objectives and strategies.

(4) The S&P Technology Composite Index is an unmanaged index of technology stocks in the S&P 500 Composite Index (an unmanaged index of large-capitalization stocks).

(5) The performance since inception for each index is calculated from the month end following the inception of the class.

                 (This page has been left blank intentionally.)

REPORT OF INDEPENDENT AUDITORS

    The Board of Directors and Shareholders
    First American Insurance Portfolios, Inc.

    We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the First American Insurance Portfolios, Inc. (comprised of the Corporate Bond, Equity Income, International, Large Cap Growth, Mid Cap Growth, Small Cap Growth and Technology Portfolios) (the "Portfolios") as of December 31, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein, except as noted below. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Corporate Bond and Equity Income Portfolios for the periods presented through December 31, 2000, were audited by other auditors whose reports dated February 23, 2001, February 2, 2001 and February 4, 2000, expressed unqualified opinions on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting First American Insurance Portfolios, Inc. as of December 31, 2002, the results of their operations for the year then ended, and changes in their net assets and their financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

    Minneapolis, Minnesota
    January 29, 2003

SCHEDULE OF INVESTMENTS  December 31, 2002

CORPORATE BOND PORTFOLIO

DESCRIPTION                                             PAR               VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS - 80.0%
CONSUMER GOODS - 0.4%
Unilever Capital
 5.900%, 11/15/32                                $   15,000         $    15,372
                                                                    -----------
ENERGY - 3.2%
Amerada Hess
 6.650%, 08/15/11                                    25,000              27,370
Burlington Resources
 5.600%, 12/01/06                                    25,000              26,690
ConocoPhillips
 3.625%, 10/15/07 (a)                                15,000              15,165
Kinder Morgan Energy Partners
 7.750%, 03/15/32                                    10,000              10,946
Ocean Energy
 4.375%, 10/01/07                                    10,000              10,167
Schlumberger Technology
 6.500%, 04/15/12 (a)                                15,000              16,693
Williams
 7.750%, 06/15/31                                    10,000               6,200
                                                                    -----------
                                                                        113,231
                                                                    -----------
FINANCE - 33.2%
Abbey National Capital Trust,
 Callable 06/30/30 @ 100
   8.963%, 12/29/49 (b)                              20,000              24,300
BankBoston
 6.375%, 04/15/08                                    25,000              27,547
Bear Stearns
 7.800%, 08/15/07                                    50,000              58,168
Boeing Capital
 5.750%, 02/15/07                                    15,000              15,850
Capital One Bank
 6.700%, 05/15/08                                    25,000              23,750
Citigroup
 6.000%, 02/21/12                                    50,000              54,484
 7.750%, 04/02/12                                    15,000              16,631
Countrywide Home Loans, Series K
 4.250%, 12/19/07                                    50,000              50,484
Credit Suisse First Boston
 5.875%, 08/01/06                                    50,000              53,170
Dresdner Bank
 7.250%, 09/15/15                                    25,000              27,593
Ford Motor Credit
 6.700%, 07/16/04                                    25,000              25,533
 7.250%, 10/25/11                                    50,000              48,526
GE Global Insurance
 7.750%, 06/15/30                                    10,000              11,234
General Electric Capital, Series A
 6.000%, 06/15/12                                    50,000              53,900
General Motors Acceptance
 6.125%, 08/28/07                                    75,000              75,876
 6.875%, 09/15/11                                    50,000              49,864
Goldman Sachs
 5.500%, 11/15/14                                    35,000              35,286
Household Finance
 7.875%, 03/01/07                                    50,000              55,460
HSBC Capital Funding,
 Callable 06/30/10 @ 100
   9.547%, 12/31/49 (a)                              10,000              12,299
J. P. Morgan Chase
 5.750%, 01/02/13                                    50,000              50,633
Key Bank
 7.000%, 02/01/11                                    20,000              22,466
Lehman Brothers Holdings
 7.875%, 08/15/10                                $   50,000         $    59,192
Morgan Stanley Dean Witter
 6.600%, 04/01/12                                    25,000              27,587
National Rural Utilities
 7.250%, 03/01/12                                    50,000              57,641
NB Capital Trust IV,
 Callable 04/15/07 @ 103.85
   8.250%, 04/15/27                                  50,000              57,660
Newcourt Credit Group, Series B
 6.875%, 02/16/05                                    25,000              25,740
Societe Generale,
 Callable 09/30/07 @ 100
   7.640%, 12/29/49 (a)                              50,000              54,990
Washington Mutual Finance
 6.250%, 05/15/06                                    25,000              27,050
Wells Fargo
 6.375%, 08/01/11                                    50,000              56,168
Zurich Capital Trust,
 Callable 06/01/07 @ 104.19
   8.376%, 06/01/37 (a)                              20,000              18,406
                                                                    -----------
                                                                      1,177,488
                                                                    -----------
MANUFACTURING - 11.7%
Alcoa
 5.375%, 01/15/13                                    25,000              26,511
Centex
 7.500%, 01/15/12                                    50,000              55,664
DaimlerChrysler
 6.400%, 05/15/06                                    50,000              54,089
Dow Chemical
 6.000%, 10/01/12                                    25,000              25,653
Ford Motor
 7.450%, 07/16/31                                    50,000              43,517
Harman International Industries
 7.125%, 02/15/07                                    50,000              52,982
Lockheed Martin
 8.500%, 12/01/29                                    20,000              26,683
Raytheon
 6.300%, 03/15/05                                    50,000              53,311
Tyco International
 6.125%, 01/15/09                                    25,000              22,875
Weyerhaeuser
 6.125%, 03/15/07                                    50,000              53,459
                                                                    -----------
                                                                        414,744
                                                                    -----------
REAL ESTATE - 2.7%
Boston Properties
 6.250%, 01/15/13 (a)                                15,000              15,238
Simon Property Group
 7.750%, 01/20/11                                    50,000              56,449
Vornado Realty
 5.625%, 06/15/07                                    25,000              25,424
                                                                    -----------
                                                                         97,111
                                                                    -----------
SERVICES - 12.0%
AOL Time Warner
 6.875%, 05/01/12                                    25,000              26,332
 7.625%, 04/15/31                                    25,000              25,644
Clear Channel Communications
 7.650%, 09/15/10                                    20,000              22,672
Cox Communications
 7.750%, 11/01/10                                    10,000              11,335

The accompanying notes are an integral part of the financial statements.

DESCRIPTION                                             PAR               VALUE
--------------------------------------------------------------------------------
Federated Department Stores
 6.625%, 04/01/11                                $   50,000         $    54,667
Kroger
 6.750%, 04/15/12                                    20,000              22,124
Lenfest Communications
 8.375%, 11/01/05                                    50,000              54,802
McKesson
 7.750%, 02/01/12                                    50,000              57,312
Starwood Hotels & Resorts Worldwide
 7.375%, 05/01/07 (a)                                25,000              24,656
Tenet Healthcare
 6.375%, 12/01/11                                    15,000              13,463
Viacom
 6.625%, 05/15/11                                    15,000              16,959
Wal-Mart Stores
 6.875%, 08/10/09                                    50,000              58,368
Walt Disney
 6.375%, 03/01/12                                    10,000              10,965
Waste Management
 6.500%, 11/15/08                                    25,000              26,648
                                                                    -----------
                                                                        425,947
                                                                    -----------
TRANSPORTATION - 1.3%
Continental Airlines, Series 01-1
 7.033%, 06/15/11                                    23,193              15,557
Norfolk Southern
 7.800%, 05/15/27                                    25,000              30,407
                                                                    -----------
                                                                         45,964
                                                                    -----------
UTILITIES - 15.5%
Alliant Energy Resources
 9.750%, 01/15/13 (a)                                15,000              14,898
AT&T
 7.800%, 11/15/11                                    30,000              32,588
 8.500%, 11/15/31                                    25,000              27,656
AT&T Wireless Services
 8.125%, 05/01/12                                    25,000              25,000
British Telecom
 8.375%, 12/15/10                                    25,000              29,992
CenturyTel, Series H
 8.375%, 10/15/10                                    15,000              17,733
Cincinnati Gas & Electric
 5.700%, 09/15/12                                    20,000              20,576
Citizens Communications
 7.625%, 08/15/08                                    15,000              16,388
Constellation Energy Group
 6.125%, 09/01/09                                    15,000              15,564
Deutsche Telecom
 8.000%, 06/15/10                                    20,000              23,010
Dominion Resources, Series A
 8.125%, 06/15/10                                    25,000              29,020
Duke Energy
 6.250%, 01/15/12                                    25,000              26,383
FirstEnergy, Series B
 6.450%, 11/15/11                                    25,000              24,807
FPL Group Capital
 7.625%, 09/15/06                                    25,000              27,779
France Telecom
 9.250%, 03/01/11                                    25,000              28,672
MidAmerican Energy Holdings
 5.875%, 10/01/12 (a)                                10,000              10,043
Northern State Power-Minnesota
 8.000%, 08/28/12 (a)                                10,000              11,264

DESCRIPTION                                      PAR/SHARES               VALUE
--------------------------------------------------------------------------------
Pemex Project
 9.125%, 10/13/10                                $   25,000         $    28,625
Qwest Capital Funding
 7.750%, 08/15/06                                    25,000              18,500
Southern Capital Funding, Series A
 5.300%, 02/01/07                                    10,000              10,680
Sprint Capital
 6.000%, 01/15/07                                    25,000              23,625
 8.375%, 03/15/12                                    15,000              14,925
Telus
 8.000%, 06/01/11                                    10,000               9,650
Verizon Global Funding
 7.250%, 12/01/10                                    15,000              17,018
 7.750%, 12/01/30                                    20,000              23,242
Verizon Wireless
 5.375%, 12/15/06                                    20,000              20,895
                                                                    -----------
                                                                        548,533
                                                                    -----------
TOTAL CORPORATE BONDS
   (Cost $2,743,086)                                                  2,838,390
                                                                    -----------
U.S. GOVERNMENT & AGENCY SECURITIES - 15.2%
U. S. AGENCY DEBENTURES - 4.8%
FNMA
 4.250%, 07/15/07                                   100,000             105,419
 5.250%, 08/01/12                                    60,000              62,632
                                                                    -----------
                                                                        168,051
                                                                    -----------
U.S. TREASURIES - 10.4%
U.S. Treasury Notes
 3.000%, 11/15/07                                   260,000             263,151
 4.000%, 11/15/12                                   105,000             106,581
                                                                    -----------
                                                                        369,732
                                                                    -----------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES
   (Cost $525,261)                                                      537,783
                                                                    -----------
RELATED PARTY MONEY MARKET FUND - 3.5%
First American Prime Obligations Fund(c)            125,289             125,289
                                                                    -----------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $125,289)                                                      125,289
                                                                    -----------
TOTAL INVESTMENTS - 98.7%
   (Cost $3,393,636)                                                  3,501,462
                                                                    -----------
OTHER ASSETS AND LIABILITIES, NET - 1.3%                                 45,358
                                                                    -----------
TOTAL NET ASSETS - 100.0%                                           $ 3,546,820
                                                                    -----------

(a) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under the guidelines established by the Portfolios' board of directors. As of December 31, 2002, the value of these investments was $193,652 or 5.5% of total net assets.

(b) Variable Rate Security - The rate shown is the rate in effect as of December 31, 2002.

(c) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Portfolio. See note 3 in the Notes to Financial Statements.

FNMA - Federal National Mortgage Association

EQUITY INCOME PORTFOLIO

DESCRIPTION                                          SHARES               VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 94.6%
CONSUMER DISCRETIONARY - 7.2%
Gannett                                               3,900        $    280,020
Home Depot                                            4,500             107,820
McGraw-Hill                                           4,225             255,359
Starwood Hotels & Resorts Worldwide                  10,900             258,766
Target                                               10,600             318,000
Wal Mart Stores                                       8,100             409,131
Walt Disney                                          16,300             265,853
                                                                   ------------
                                                                      1,894,949
                                                                   ------------
CONSUMER STAPLES - 9.5%
Anheuser-Busch Companies                              5,075             245,630
Cadbury Schweppes, ADR                               13,800             353,418
Coca-Cola                                             3,500             153,370
Colgate-Palmolive                                     1,900              99,617
General Mills                                         6,600             309,870
Kimberly-Clark                                        3,650             173,265
Kraft Foods                                           8,800             342,584
PepsiCo                                               9,235             389,902
Philip Morris Companies                               5,800             235,074
Procter & Gamble                                      2,400             206,256
                                                                   ------------
                                                                      2,508,986
                                                                   ------------
ENERGY - 7.5%
Amerada Hess                                          3,800             209,190
BP, ADR                                               6,320             256,908
Exxon Mobil                                          18,190             635,559
Kerr-McGee                                            6,200             274,660
Royal Dutch Petroleum, ADR                           13,700             603,074
                                                                   ------------
                                                                      1,979,391
                                                                   ------------
FINANCIALS - 26.5%
AMB Property (REIT)                                   6,100             166,896
Ambac Financial Group                                 3,100             174,344
American Express                                      7,480             264,418
Archstone-Smith Trust (REIT)                          5,400             127,116
Astoria Financial                                    11,800             320,370
Bank of America                                       5,900             410,463
Camden Property Trust (REIT)                          1,900              62,700
Chubb                                                 4,700             245,340
Citigroup                                            18,707             658,299
Crescent Real Estate (REIT)                           3,400              56,576
Duke Realty (REIT)                                    6,400             162,880
Equity Residential Properties Trust (REIT)            1,900              46,702
Fannie Mae                                            5,200             334,516
Hartford Financial Services Group                     5,500             249,865
Healthcare Realty Trust (REIT)                        3,800             111,150
J. P. Morgan Chase                                   13,920             334,080
Kimco Realty (REIT)                                   1,550              47,492
Legg Mason                                            6,300             305,802
Manufactured Home Communities (REIT)                  4,000             118,520
Marsh & McLennan                                      5,550             256,465
Mellon Financial                                      9,350             244,128
Merrill Lynch & Company                               5,900             223,905
Morgan Stanley                                        5,000             199,600
Northern Trust                                        6,800             238,340
Simon Property Group (REIT)                           4,500             153,315
SouthTrust                                           12,900             320,565
St. Paul Companies                                    9,600             326,880
Travelers Property Casualty, Cl A*                      946              13,859
Travelers Property Casualty, Cl B*                    1,944        $     28,480
Wachovia                                              7,850             286,054
Wells Fargo                                           5,700             267,159
Zions Bancorporation                                  6,400             251,834
                                                                   ------------
                                                                      7,008,113
                                                                   ------------
HEALTH CARE - 11.1%
Abbott Laboratories                                   8,400             336,000
Baxter International                                  7,725             216,300
Bristol-Myers Squibb                                  8,370             193,765
CIGNA                                                 8,150             335,128
Johnson & Johnson                                     4,100             220,211
McKesson HBOC                                         8,700             235,161
Pfizer                                               17,031             520,638
Pharmacia                                             9,216             385,229
Schering-Plough                                       5,850             129,870
Wyeth                                                 9,925             371,195
                                                                   ------------
                                                                      2,943,497
                                                                   ------------
INDUSTRIALS - 13.4%
3M                                                    4,100             505,530
Automatic Data Processing                             6,150             241,387
Avery Dennison                                        1,100              67,188
Boeing                                                9,600             316,704
Caterpillar                                           8,600             393,192
Emerson Electric                                      3,200             162,720
General Dynamics                                      3,900             309,543
General Electric                                     19,725             480,304
Honeywell International                              13,462             323,088
Ingersoll-Rand, Cl A                                  8,500             366,010
Knightsbridge Tanker                                  5,800              86,826
United Parcel Service, Cl B                           4,575             288,591
                                                                   ------------
                                                                      3,541,083
                                                                   ------------
INFORMATION TECHNOLOGY - 5.1%
Electronic Data Systems                              15,000             276,450
Hewlett-Packard                                      17,350             301,196
Intel                                                13,050             203,188
International Business Machines                       4,625             358,438
Motorola                                             22,400             193,760
                                                                   ------------
                                                                      1,333,032
                                                                   ------------
MATERIALS - 4.9%
Alcoa                                                 4,650             105,927
Dow Chemical                                          9,900             294,030
Du Pont                                               2,300              97,520
Ecolab                                                7,750             383,625
Monsanto                                              1,572              30,261
Praxair                                               6,800             392,836
                                                                   ------------
                                                                      1,304,199
                                                                   ------------
TELECOMMUNICATION SERVICES - 5.5%
ALLTEL                                                3,000             153,000
BellSouth                                             9,400             243,178
SBC Communications                                    8,900             241,279
Sprint                                                8,925             129,234
Verizon Communications                               17,921             694,439
                                                                   ------------
                                                                      1,461,130
                                                                   ------------
UTILITIES - 3.9%
Cinergy                                               9,200             310,224
Cleco                                                13,900             194,600
Duke Energy                                          11,100             216,894

The accompanying notes are an integral part of the financial statements.

DESCRIPTION                                      PAR/SHARES               VALUE
--------------------------------------------------------------------------------
Pinnacle West Capital                                 9,100        $    310,219
                                                                   ------------
                                                                      1,031,937
                                                                   ------------
TOTAL COMMON STOCKS
   (Cost $28,273,973)                                                25,006,317
                                                                   ------------
CONVERTIBLE CORPORATE BONDS - 3.2%
Adelphia Communications
 6.000%, 02/15/06 (a)                            $  130,000              10,400
Charter Communications
 5.750%, 10/15/05                                   210,000              46,200
Corning
 0.000%, 11/08/15 (b)                                56,000              31,403
Interpublic Group
 1.800%, 09/16/04                                    90,000              78,458
Nextel Communications
 6.000%, 06/01/11 (c)                               107,000              91,753
Protein Design Labs
 5.500%, 02/15/07                                   160,000             130,723
Tower Automotive
 5.000%, 08/01/04                                    80,000              71,977
Tribune
 2.000%, 05/15/29                                     5,200             384,800
                                                                   ------------
TOTAL CONVERTIBLE CORPORATE BONDS
   (Cost $1,161,472)                                                    845,714
                                                                   ------------
CORPORATE BOND - 0.6%
Nortel Networks
   6.125%, 02/15/06                                 237,000             156,420
                                                                   ------------
TOTAL CORPORATE BOND
   (Cost $186,688)                                                      156,420
                                                                   ------------
CONVERTIBLE PREFERRED STOCK - 0.4%
Lucent Technologies                                     195              96,038
                                                                   ------------
TOTAL CONVERTIBLE PREFERRED STOCK
   (Cost $184,177)                                                       96,038
                                                                   ------------
RELATED PARTY MONEY MARKET FUND - 0.9%
First American Prime Obligations Fund (d)           232,327             232,327
                                                                   ------------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $232,327)                                                      232,327
                                                                   ------------
TOTAL INVESTMENTS - 99.7%
   (Cost $30,038,637)                                                26,336,816
                                                                   ------------
OTHER ASSETS AND LIABILITIES, NET - 0.3%                                 83,954
                                                                   ------------
TOTAL NET ASSETS - 100.0%                                          $ 26,420,770
                                                                   ------------

*    Non-income producing security

(a)  Security currently in default.

(b)  Principal only.

(c) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under the guidelines established by the Portfolio's board of directors. As of December 31, 2002, the value of these investments was $91,753 or 0.4% of total net assets.

(d) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Portfolio. See note 3 in the Notes to Financial Statements.

ADR - American Depositary Receipt

Cl - Class

REIT - Real Estate Investment Trust

INTERNATIONAL PORTFOLIO

DESCRIPTION                                          SHARES               VALUE
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS - 93.6%
AUSTRALIA - 2.9%
Aristocrat Leisure                                    9,200         $    24,246
Macquarie Bank                                        1,045              13,888
Patrick Corporation                                   2,500              18,442
QBE Insurance Group                                   8,000              36,716
                                                                    -----------
                                                                         93,292
                                                                    -----------
BRAZIL - 0.6%
Companhia Vale do Rio Doce, ADR                         700              20,237
                                                                    -----------
CHINA - 1.2%
CNOOC                                                29,500              38,396
                                                                    -----------
FINLAND - 2.8%
Nokia Oyj                                             2,400              38,157
UPM-Kymmene Oyj                                       1,550              49,774
                                                                    -----------
                                                                         87,931
                                                                    -----------
FRANCE - 14.7%
Atos Origin*                                            570              13,878
Aventis                                                 800              43,488
BNP Paribas                                           1,400              57,049
Carrefour                                             1,500              66,791
Groupe Danone                                           400              53,815
Lafarge                                                 200              15,070
Sanofi-Synthelabo                                       900              55,016
Schneider Electric                                      900              42,587
Thomson*                                              1,400              23,889
Total Fina Elf                                          500              71,414
Vinci                                                   500              28,177
                                                                    -----------
                                                                        471,174
                                                                    -----------
GERMANY - 1.0%
Bayerische Motoren Werke (BMW)                        1,100              33,419
                                                                    -----------
GREAT BRITAIN - 20.9%
Amvescap                                              5,000              32,040
Anglo American, ADR                                   2,000              29,200
AstraZeneca                                           1,500              53,615
Aviva                                                 5,600              39,942
BP                                                    4,600              31,625
Dixons Group                                         17,000              39,688
Electrocomponents                                     6,000              27,725
HBOS                                                  4,200              44,292
National Grid Transco                                 6,400              47,039
Next                                                  2,000              23,716
Pearson                                               3,200              29,599
Reckitt Benckiser                                     1,900              36,862
Royal Bank of Scotland                                2,200              52,707
Scottish and Southern Energy                          3,000              32,845
Standard Chartered                                    3,400              38,648
Tesco                                                12,000              37,482
Vodafone Group                                       40,000              72,935
                                                                    -----------
                                                                        669,960
                                                                    -----------
HONG KONG - 2.0%
Hang Seng Bank                                        3,200              34,058
Hutchison Whampoa                                     5,000              31,288
                                                                    -----------
                                                                         65,346
                                                                    -----------
IRELAND - 0.7%
Irish Life & Permanent                                2,000              21,618
                                                                    -----------

DESCRIPTION                                          SHARES               VALUE
--------------------------------------------------------------------------------
ITALY - 6.8%
Assicurazioni Generali                                2,200         $    45,251
Autogrill*                                            1,600              12,459
Banco Popolare di Verona e Novara                     4,800              53,546
ENI                                                   4,200              66,775
IntesaBci                                            18,000              37,968
                                                                    -----------
                                                                        215,999
                                                                    -----------
JAPAN - 25.3%
Avex                                                  1,000              12,109
Brother Industries                                    1,000               6,345
Canon, ADR                                              800              29,480
Cawachi                                                 200              13,466
Credit Saison                                           400               6,826
Eisai                                                 1,000              22,457
Fanuc                                                   600              26,544
Fast Retailing                                          800              28,179
Fuji Photo Film                                       1,000              32,611
Fuji Television Network                                   6              24,168
Honda Motor                                             800              29,595
KDDI                                                      6              19,466
Keyence                                                 200              34,802
KONAMI                                                  900              20,780
Konica                                                5,000              36,277
Mitsubishi                                            5,000              30,547
NGK Insulators                                        3,000              16,382
Nintendo                                                100               9,312
Nippon Telegraph & Telephone                              3              10,896
Nissan Motor                                          4,500              35,114
Nitto Denko                                             900              25,634
Nomura Holdings                                       2,000              22,483
NTT DoCoMo                                                7              12,918
Oji Paper                                             4,000              17,191
Olympus Optical                                       1,000              16,297
Rohm                                                    100              12,783
Sankyo                                                1,200              29,881
Seven-Eleven Japan                                    1,000              30,505
Shiseido                                              2,000              26,005
Sony                                                    500              20,898
Sumitomo Chemical                                    10,000              39,521
Sumitomo Metal Mining                                 6,000              25,027
Sumitomo Trust and Banking                            6,000              24,320
Takeda Chemical Industries                              600              25,078
Tokyo Gas                                             6,000              18,808
Toys "R" Us - Japan                                     900              11,073
Yamada Denki                                            400               8,444
                                                                    -----------
                                                                        812,222
                                                                    -----------
MEXICO - 1.0%
America Movil, Series L, ADR                          2,300              33,028
                                                                    -----------
NETHERLANDS - 5.0%
Koninklijke (Royal) KPN*                              8,400              54,654
Royal Dutch Petroleum                                 1,600              70,438
TPG                                                   2,100              34,049
                                                                    -----------
                                                                        159,141
                                                                    -----------
NEW ZEALAND - 0.2%
Auckland International Airport                        2,700               7,839
                                                                    -----------
SINGAPORE - 1.4%
Singapore Airlines                                    2,000         $    11,761
Singapore Press Holdings                              3,000              31,479
                                                                    -----------
                                                                         43,240
                                                                    -----------
SOUTH KOREA - 1.7%
Samsung Electronics, GDR                                250              33,093
SK Telecom, ADR                                       1,000              21,350
                                                                    -----------
                                                                         54,443
                                                                    -----------
SPAIN - 0.6%
Amadeus Global Travel                                 4,300              17,734
                                                                    -----------
SWEDEN - 2.1%
Atlas Copco, Cl A                                     2,200              42,923
Skandinaviska Enskilda Banken, Cl A                   3,000              24,962
                                                                    -----------
                                                                         67,885
                                                                    -----------
SWITZERLAND - 2.7%
Adecco                                                  900              35,279
Credit Suisse Group                                   2,300              49,902
                                                                    -----------
                                                                         85,181
                                                                    -----------
TOTAL FOREIGN COMMON STOCKS
   (Cost $3,221,257)                                                  2,998,085
                                                                    -----------
TOTAL INVESTMENTS - 93.6%
   (Cost $3,221,257)                                                  2,998,085
                                                                    -----------
OTHER ASSETS AND LIABILITIES, NET - 6.4%                                206,039
                                                                    -----------
TOTAL NET ASSETS - 100.0%                                           $ 3,204,124
                                                                    -----------

* Non-income producing security

ADR - American Depositary Receipt

CL - Class

GDR - Global Depositary Receipt

At December 31, 2002, sector diversification of the Portfolio was as follows:

                                                       % OF
                                                 NET ASSETS               VALUE
-------------------------------------------------------------------------------
FOREIGN COMMON STOCKS
 Automobiles & Components                               3.1%        $    98,128
 Banking                                               12.3             393,109
 Capital Goods                                          7.7             246,169
 Commercial Services & Supplies                         1.7              53,013
 Consumer Durables & Apparel                            4.5             143,800
 Diversified Financials                                 3.1              99,551
 Energy                                                 8.7             278,642
 Food & Drug - Retailing                                4.6             148,238
 Food, Beverage & Tobacco                               1.7              53,815
 Health Care Equipment & Services                       0.5              16,297
 Hotels, Restaurants & Leisure                          2.1              66,585
 Household & Personal Products                          2.0              62,861
 Insurance                                              4.5             143,414
 Materials                                              6.9             221,654
 Media                                                  3.0              97,350
 Pharmaceuticals & Biotechnology                        6.2             199,645
 Retailing                                              3.5             111,089
 Software & Services                                    0.4              13,878
 Technology Hardware & Equipment                        4.8             154,830
 Telecommunication Services                             7.0             225,248
 Transportation                                         2.2              72,089
 Utilities                                              3.1              98,680
                                                 ------------------------------
TOTAL FOREIGN COMMON STOCKS                            93.6%        $ 2,998,085
                                                 ------------------------------

The accompanying notes are an integral part of the financial statements.

LARGE CAP GROWTH PORTFOLIO

DESCRIPTION                                          SHARES               VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 87.5%
CONSUMER DISCRETIONARY - 13.8%
AOL Time Warner*                                      1,000         $    13,100
Bed Bath & Beyond*                                      310              10,704
Best Buy*                                               140               3,381
Clear Channel Communications*                           350              13,051
Cox Communications, Cl A*                               180               5,112
Dollar General                                        1,190              14,220
Dollar Tree Stores*                                     280               6,880
eBay*                                                   140               9,495
Gannett                                                 100               7,165
Harley-Davidson                                         290              13,398
Home Depot                                            1,150              27,554
Johnson Controls                                         50               4,008
Jones Apparel Group*                                    300              10,632
Kohl's*                                                 340              19,023
Lowe's                                                  460              17,250
MGM MIRAGE*                                             350              11,539
Office Depot*                                           920              13,579
Omnicom Group                                           220              14,280
Ross Stores                                             130               5,511
Target                                                  600              18,000
Viacom, Cl A*                                           450              18,364
Wal Mart Stores                                       1,340              67,683
Yum! Brands*                                            170               4,117
                                                                    -----------
                                                                        328,046
                                                                    -----------
CONSUMER STAPLES - 9.9%
Anheuser-Busch Companies                                510              24,754
Coca-Cola                                               680              29,798
Colgate-Palmolive                                        90               4,719
Del Monte Foods*                                        138               1,063
H. J. Heinz                                             310              10,190
Hershey Foods                                           110               7,418
Kimberly-Clark                                          560              26,583
Kraft Foods                                             340              13,236
Kroger*                                                 430               6,643
Newell Rubbermaid                                       170               5,156
Pepsi Bottling Group                                    410              10,669
PepsiCo                                                 710              29,976
Philip Morris Companies                                 580              23,507
Procter & Gamble                                        310              26,641
Safeway*                                                380               8,877
Walgreen                                                230               6,714
                                                                    -----------
                                                                        235,944
                                                                    -----------
ENERGY - 1.7%
Anadarko Petroleum                                      170               8,143
Apache                                                  170               9,688
GlobalSantaFe                                           630              15,322
Murphy Oil                                              160               6,856
                                                                    -----------
                                                                         40,009
                                                                    -----------
FINANCIALS - 8.0%
ACE                                                     190               5,575
American Express                                        320              11,312
American International Group                            735              42,520
Capital One Financial                                   450              13,374
Charles Schwab                                          450               4,882
Citigroup                                               466              16,399
Fannie Mae                                              450              28,949
Fifth Third Bancorp                                     200         $    11,746
Freddie Mac                                             340              20,077
Goldman Sachs Group                                      50               3,405
MBNA                                                  1,130              21,493
Wells Fargo                                             240              11,249
                                                                    -----------
                                                                        190,981
                                                                    -----------
HEALTH CARE - 23.6%
Abbott Laboratories                                   1,080              43,200
Amgen*                                                  750              36,255
Andrx*                                                  260               3,814
Baxter International                                    540              15,120
Biogen*                                                 140               5,608
Biomet                                                  390              11,177
Cardinal Health                                         400              23,676
Eli Lilly                                               250              15,875
Forest Laboratories, Cl A*                              140              13,751
Gilead Sciences*                                        500              17,000
HCA                                                     400              16,600
IDEC Pharmaceuticals*                                   130               4,312
Johnson & Johnson                                     1,170              62,841
King Pharmaceuticals*                                   130               2,235
Medtronic                                               890              40,584
Merck & Co.                                             630              35,664
Pfizer                                                3,430             104,855
Pharmacia                                             1,210              50,578
Schering-Plough                                         260               5,772
WellPoint Health Networks*                              150              10,674
Wyeth                                                   870              32,538
Zimmer Holdings*                                        211               8,761
                                                                    -----------
                                                                        560,890
                                                                    -----------
INDUSTRIALS - 7.7%
3M                                                      130              16,029
Automatic Data Processing                               130               5,103
Boeing                                                  430              14,186
Concord EFS*                                            290               4,565
General Electric                                      4,210             102,514
Honeywell International                                 230               5,520
Illinois Tool Works                                     100               6,486
Southwest Airlines                                      330               4,587
SPX*                                                    150               5,618
United Parcel Service, Cl B                             170              10,724
United Technologies                                     100               6,194
                                                                    -----------
                                                                        181,526
                                                                    -----------
INFORMATION TECHNOLOGY - 21.4%
Accenture, Cl A*                                        380               6,836
Applied Materials*                                    1,410              18,372
BEA Systems*                                            730               8,373
BMC Software*                                           420               7,234
CIENA*                                                1,400               7,195
Cisco Systems*                                        4,660              61,026
Dell Computer*                                        1,610              43,051
Electronic Data Systems                                 160               2,949
EMC*                                                    510               3,131
First Data                                              140               4,957
Hewlett-Packard                                         420               7,291
Intel                                                 3,290              51,225
International Business Machines                         380              29,450
KLA-Tencor*                                             360              12,733

DESCRIPTION                                          SHARES               VALUE
--------------------------------------------------------------------------------
Lexmark International, Cl A*                            100         $     6,050
Linear Technology                                       200               5,144
Maxim Integrated Products*                              360              11,949
Mercury Interactive*                                    200               5,958
Microsoft*                                            2,240             115,808
Novellus Systems*                                       590              16,567
Oracle*                                               2,190              23,652
PeopleSoft*                                             470               8,601
QUALCOMM*                                               670              24,381
Rational Software*                                      260               2,701
Texas Instruments                                     1,480              22,215
                                                                    -----------
                                                                        506,849
                                                                    -----------
MATERIALS - 1.1%
Air Products and Chemicals                              110               4,703
Du Pont                                                 260              11,024
Ecolab                                                  190               9,405
                                                                    -----------
                                                                         25,132
                                                                    -----------
TELECOMMUNICATION SERVICES - 0.3%
Nextel Communications, Cl A*                            370               4,274
Sprint (PCS Group)*                                     650               2,847
                                                                    -----------
                                                                          7,121
                                                                    -----------
UTILITIES - 0.0%
Mirant*                                                 350                 662
                                                                    -----------
TOTAL COMMON STOCKS
   (Cost $2,453,021)                                                  2,077,160
                                                                    -----------
RELATED PARTY MONEY MARKET FUND - 13.9%
First American Prime Obligations Fund (a)           330,063             330,063
                                                                    -----------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $330,063)                                                      330,063
                                                                    -----------
TOTAL INVESTMENTS - 101.4%
   (Cost $2,783,084)                                                  2,407,223
                                                                    -----------
OTHER ASSETS AND LIABILITIES, NET - (1.4)%                              (32,830)
                                                                    -----------
TOTAL NET ASSETS - 100.0%                                           $ 2,374,393
                                                                    -----------

* Non-income producing security

(a) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Portfolio. See note 3 in the Notes to Financial Statements.

Cl - Class

MID CAP GROWTH PORTFOLIO

DESCRIPTION                                          SHARES               VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 87.4%
CONSUMER DISCRETIONARY - 13.1%
Abercrombie & Fitch*                                    200         $     4,092
Advanced Auto Parts*                                    150               7,335
ARAMARK, Cl B*                                          900              21,151
Autozone*                                               100               7,065
Belo                                                    400               8,528
Brinker International*                                  250               8,062
CDW Computer Centers*                                   450              19,730
Chico's FAS*                                            280               5,295
Claire's Stores                                         300               6,621
Dollar Tree Stores*                                     150               3,685
Fairmont Hotels & Resorts                               250               5,887
Family Dollar Stores                                    190               5,930
Fox Entertainment Group, Cl A*                          100               2,593
Hilton Hotels                                           250               3,177
International Game Technology*                           50               3,796
Mandalay Resort Group*                                  200               6,122
MGM MIRAGE*                                             100               3,297
Regal Entertainment Group, Cl A                         300               6,391
Ross Stores                                             100               4,239
Royal Caribbean Cruises                                 400               6,680
Scholastic*                                             400              14,380
Tiffany & Company                                       250               5,977
USA Interactive*                                        350               8,022
Westwood One*                                           250               9,340
                                                                    -----------
                                                                        177,395
                                                                    -----------
CONSUMER STAPLES - 3.3%
Bunge Limited                                           500              12,030
Dial                                                    250               5,092
Hormel Foods                                            150               3,499
Pepsi Bottling Group                                    250               6,425
Performance Food Group*                                 100               3,396
Smithfield Foods*                                       350               6,944
Tyson Foods, Cl A                                       600               6,732
                                                                    -----------
                                                                         44,118
                                                                    -----------
ENERGY - 12.3%
Apache                                                  100               5,699
Arch Coal                                               500              10,795
Cal Dive International*                                 600              14,100
Enbridge Energy Partners                                250              10,537
ENSCO International                                     200               5,890
Equitable Resources                                     350              12,264
FMC Technologies*                                       850              17,365
Grant Prideco*                                        1,100              12,804
Murphy Oil                                              100               4,285
Nabors Industries*                                      380              13,403
Ocean Energy                                            300               5,991
Patterson-UTI Energy*                                   250               7,542
Pioneer Natural Resources*                              250               6,312
Smith International*                                    150               4,893
Talisman Energy                                         200               7,233
Tidewater                                               100               3,110
Valero Energy                                           300              11,082
Weatherford International*                              100               3,993
Western Gas Resources                                   250               9,212
                                                                    -----------
                                                                        166,510
                                                                    -----------
FINANCIALS - 17.3%
A. G. Edwards                                           150               4,944
American Financial Group                                300               6,921
Arthur J. Gallagher                                   1,000              29,306

The accompanying notes are an integral part of the financial statements.

DESCRIPTION                                          SHARES               VALUE
--------------------------------------------------------------------------------
Banknorth Group                                         250         $     5,650
BISYS Group*                                            700              11,130
Charles Schwab                                          750               8,139
Charter One Financial                                   550              15,801
Compass Bancshares                                      200               6,254
E*TRADE Group*                                          600               2,916
Everest Re Group                                        500              27,650
GreenPoint Financial                                    200               9,036
HCC Insurance Holdings                                  100               2,460
Hibernia, Cl A                                          150               2,889
Investors Financial Services                            850              23,299
Kinder Morgan Management*                               400              12,606
LaBranche & Company*                                    300               7,992
Legg Mason                                              150               7,281
M & T Bank                                              150              11,902
Neuberger Berman                                        250               8,372
New York Community Bancorp                              350              10,108
North Fork Bancorporation                               100               3,374
SEI Investments                                         100               2,718
W. R. Berkley                                           350              13,863
                                                                    -----------
                                                                        234,611
                                                                    -----------
HEALTH CARE - 9.4%
AdvancePCS*                                             150               3,332
Andrx*                                                  350               5,135
Barr Laboratories*                                      150               9,764
Celgene*                                                250               5,368
Charles River Laboratories International*                50               1,924
Express Scripts*                                        700              33,633
Gilead Sciences*                                        450              15,300
IDEC Pharmaceuticals*                                    70               2,322
King Pharmaceuticals*                                   183               3,146
Mylan Laboratories                                      200               6,980
Omnicare                                                550              13,107
Teva Pharmaceutical Industries, ADR                     150               5,792
Triad Hospitals*                                        400              11,932
Universal Health Services*                              200               9,020
                                                                    -----------
                                                                        126,755
                                                                    -----------
INDUSTRIALS - 7.0%
Alliant Techsystems*                                     50               3,118
Career Education*                                       200               8,000
ChoicePoint*                                            150               5,924
Fastenal                                                100               3,739
Iron Mountain*                                          850              28,059
L-3 Communications Holdings*                             50               2,246
Manpower                                                100               3,190
Republic Services*                                    1,500              31,460
SPX*                                                     50               1,873
Swift Transportation*                                   150               3,003
Werner Enterprises                                      200               4,290
                                                                    -----------
                                                                         94,902
                                                                    -----------
INFORMATION TECHNOLOGY - 18.7%
Accenture, Cl A*                                        250               4,498
Activision*                                             300               4,377
Acxiom*                                                 350               5,383
Affiliated Computer Services, Cl A*                     270              14,216
BEA Systems*                                            500               5,735
BMC Software*                                           300               5,133
Business Objects, ADR*                                  250               3,750
Cabot Microelectronics*                                  50               2,360
Cadence Design Systems*                                 300               3,537
Diebold                                                 200               8,244
DoubleClick*                                            550         $     3,113
Dun & Bradstreet*                                       450              15,521
Fiserv*                                                 775              26,327
Integrated Circuit Systems*                             700              12,767
Integrated Device Technology*                           850               7,115
International Rectifier*                                150               2,769
Intersil, Cl A*                                         350               4,879
Kronos*                                                 100               3,699
Microchip Technology                                    425              10,391
NetIQ*                                                  550               6,784
Network Associates*                                     200               3,218
PeopleSoft*                                             200               3,660
Polycom*                                              1,650              15,708
RF Micro Devices*                                       650               4,765
Semtech*                                                300               3,276
Storage Technology*                                     200               4,284
SunGard Data Systems*                                   490              11,544
Symantec*                                               250              10,128
Synopsys*                                               200               9,230
Tech Data*                                              900              24,251
Vishay Intertechnology*                               1,050              11,739
                                                                    -----------
                                                                        252,401
                                                                    -----------
MATERIALS - 2.0%
A. Schulman                                             150               2,805
Airgas*                                                 200               3,450
Ball                                                    100               5,119
Domtar                                                  300               3,018
Pactiv*                                                 150               3,271
RPM International                                       600               9,168
                                                                    -----------
                                                                         26,831
                                                                    -----------
TELECOMMUNICATION SERVICES - 0.7%
CenturyTel                                              300               8,814
                                                                    -----------
UTILITIES - 3.6%
ALLETE                                                  150               3,402
Energy East                                             700              15,451
Entergy                                                 100               4,559
Kinder Morgan                                           100               4,227
Puget Energy                                            150               3,308
Questar                                                 450              12,519
Wisconsin Energy                                        200               5,040
                                                                    -----------
                                                                         48,506
                                                                    -----------
TOTAL COMMON STOCKS
   (Cost $1,194,284)                                                  1,180,843
                                                                    -----------
RELATED PARTY MONEY MARKET FUND - 16.3%
First American Prime Obligations Fund (a)           219,987             219,987
                                                                    -----------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $219,987)                                                      219,987
                                                                    -----------
TOTAL INVESTMENTS - 103.7%
   (Cost $1,414,271)                                                  1,400,830
                                                                    -----------
OTHER ASSETS AND LIABILITIES, NET - (3.7)%                              (50,394)
                                                                    -----------
TOTAL NET ASSETS - 100.0%                                           $ 1,350,436
                                                                    -----------

* Non-income producing security

(a) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Portfolio. See note 3 in the Notes to Financial Statements.

ADR - American Depositary Receipt

Cl - Class

SMALL CAP GROWTH PORTFOLIO

DESCRIPTION                                          SHARES               VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 69.6%
CONSUMER DISCRETIONARY - 13.5%
4Kids Entertainment                                   2,350         $    51,888
Aeropostale*                                            820               8,667
AnnTaylor Stores*                                       480               9,802
Champps Entertainment*                                1,210              11,507
Charlotte Russe Holding*                                790               8,382
Cosi*                                                 1,620               9,007
dELiA*s, Cl A*                                        3,070               1,381
Hot Topic*                                              400               9,152
Kirkland's*                                             630               7,119
Landry's Restaurants                                    500              10,620
Men's Wearhouse*                                        860              14,749
Orient-Express Hotels, Cl A*                            600               7,797
P.F. Chang's China Bistro*                              300              10,890
Playboy Enterprises, Cl B*                            1,030              10,352
Regent Communications*                                2,760              16,643
Spanish Broadcasting System*                          4,150              29,880
Sylvan Learning Systems*                                250               4,100
Too*                                                    250               5,880
Triarc*                                                 370               9,709
Ultimate Electronics*                                 1,390              14,108
Urban Outfitters*                                       400               9,428
Wet Seal, Cl A*                                       1,770              19,047
                                                                    -----------
                                                                        280,108
                                                                    -----------
CONSUMER STAPLES - 0.7%
NBTY*                                                   800              14,064
                                                                    -----------
ENERGY - 7.8%
Arch Coal                                               400               8,636
Cal Dive International*                                 450              10,581
Evergreen Resources*                                    150               6,727
FMC Technologies*                                       350               7,150
Frontier Oil                                            610              10,504
Grey Wolf*                                            2,900              11,571
Horizon Offshore*                                     3,760              18,725
Key Energy Services*                                    850               7,624
Lone Star Technologies*                                 650               9,678
Maverick Tube*                                          700               9,121
Remington Oil & Gas*                                    650              10,666
TETRA Technologies*                                     470              10,074
Trico Marine Services*                                3,750              12,487
Universal Compression Holdings*                         700              13,391
Western Gas Resources                                   250               9,212
W-H Energy Services*                                    440               6,420
                                                                    -----------
                                                                        162,567
                                                                    -----------
FINANCIALS - 6.6%
Alexandria Real Estate Equities (REIT)                  100               4,260
Boston Private Financial Holdings                       500               9,930
Chelsea Property Group (REIT)                           250               8,327
Chittenden                                              400              10,192
Commercial Capital Bancorp*                           1,230              10,910
First State Bancorporation                              420              10,441
Friedman, Billings, Ramsey Group*                     1,740              16,286
Jefferies Group                                         150               6,295
LaBranche & Company*                                    200               5,328
Mills (REIT)                                            300               8,802
Platinum Underwriter Holdings*                          300               7,905
Sky Financial Group                                     250               4,978
Sterling Bancshares                                     650         $     7,943
United Bankshares                                       300               8,718
W Holding Company                                       500               8,205
Wintrust Financial                                      250               7,830
                                                                    -----------
                                                                        136,350
                                                                    -----------
HEALTH CARE - 14.9%
AmSurg, Cl A*                                           250               5,107
Amylin Pharmaceuticals*                                 610               9,845
Angiotech Pharmaceuticals*                              560              19,074
Cell Therapeutics*                                    1,250               9,088
CIMA Labs*                                            1,620              39,189
CV Therapeutics*                                        480               8,746
First Horizon Pharmaceutical*                         2,890              21,611
IMPAC Medical Systems*                                  560              10,371
Integra LifeSciences Holdings*                          250               4,413
InterMune*                                              350               8,929
Lifecore Biomedical*                                  2,530              21,243
Neurocrine Biosciences*                                 250              11,415
Noven Pharmaceuticals*                                1,560              14,399
NPS Pharmaceuticals*                                    360               9,061
OSI Pharmaceuticals*                                    500               8,200
POZEN*                                                1,540               7,971
Province Healthcare*                                    170               1,595
Respironics*                                            150               4,565
Select Medical*                                       2,310              31,416
Techne*                                                 300               8,570
Telik*                                                  650               7,579
Trimeris*                                               240              10,342
United Surgical Partners International*               2,130              33,273
VistaCare, Cl A*                                        240               3,842
XOMA*                                                   170                 719
                                                                    -----------
                                                                        310,563
                                                                    -----------
INDUSTRIALS - 10.1%
Advanced Energy Industries*                             460               5,851
Aeroflex*                                             2,150              15,317
Applied Films*                                        2,580              51,574
Career Education*                                       200               8,000
Coinstar*                                               250               5,663
CoorsTek*                                               600              15,330
Corinthian Colleges*                                    250               9,465
Corporate Executive Board*                              350              11,172
DRS Technologies*                                       200               6,266
Headwaters*                                             600               9,306
Herley Industries*                                      200               3,482
ITT Educational Services*                               350               8,243
J.B. Hunt Transport Services*                           250               7,325
Kroll*                                                  450               8,586
Mesa Air Group*                                       2,800              11,396
Strayer Education                                        50               2,875
Waste Connections*                                      250               9,653
Wilson Greatbatch Technologies*                         200               5,840
Yellow*                                                 610              15,513
                                                                    -----------
                                                                        210,857
                                                                    -----------
INFORMATION TECHNOLOGY - 12.8%
Agile Software*                                         850               6,579
Asyst Technologies*                                     760               5,586
ATMI*                                                   400               7,408
Business Objects, ADR*                                  640               9,592

The accompanying notes are an integral part of the financial statements.

DESCRIPTION                                          SHARES               VALUE
--------------------------------------------------------------------------------
ChipPAC, Cl A*                                        4,470         $    15,869
Concur Technologies*                                  2,680               8,710
DSP Group*                                              350               5,537
Entegris*                                             1,200              12,360
ESS Technology*                                         720               4,529
Fidelity National Information Solutions*                200               3,450
Genesis Microchip*                                      500               6,525
Global Imaging Systems*                                 350               6,433
Informatica*                                          1,880              10,829
Lawson Software*                                      2,735              15,726
Legato Systems*                                       2,550              12,827
MKS Instruments*                                        390               6,410
Oak Technology*                                       1,655               4,386
OmniVision Technologies*                                750              10,178
Open Text*                                              410               9,516
Overland Storage*                                       690              10,061
Paradyne Networks*                                    2,740               3,507
Planar Systems*                                         250               5,158
Quest Software*                                         600               6,186
SERENA Software*                                        340               5,369
Skyworks Solutions*                                   1,650              14,223
Sypris Solutions                                        930               9,495
Take-Two Interactive Software*                        1,460              34,295
Varian Semiconductor Equipment Associates*              350               8,316
Zoran*                                                  550               7,739
                                                                    -----------
                                                                        266,799
                                                                    -----------
MATERIALS - 1.3%
Airgas*                                                 450               7,763
Century Aluminum*                                     1,390              10,300
Jarden*                                                 150               3,581
Spartech                                                250               5,158
                                                                    -----------
                                                                         26,802
                                                                    -----------
TELECOMMUNICATION SERVICES - 1.9%
Allegiance Telecom*                                   4,640               3,294
Commonwealth Telephone Enterprises*                     150               5,376
General Communication*                                1,200               8,192
j2 Global Communications*                               610              11,614
Nextel Partners*                                      1,150               6,981
Westell Technologies*                                 3,230               3,876
                                                                    -----------
                                                                         39,333
                                                                    -----------
TOTAL COMMON STOCKS
   (Cost $1,474,112)                                                  1,447,443
                                                                    -----------
REGISTERED INVESTMENT COMPANIES - 33.7%
RELATED PARTY MONEY MARKET FUND - 29.9%
First American Prime Obligations Fund (a)           621,282             621,282
                                                                    -----------
OTHER - 3.8%
iShares Russell 2000 Growth Index Fund                1,990              79,302
                                                                    -----------
TOTAL REGISTERED INVESTMENT COMPANIES
   (Cost $705,758)                                                      700,584
                                                                    -----------
TOTAL INVESTMENTS - 103.3%
 (Cost $2,179,870)                                                  $ 2,148,027
                                                                    -----------
OTHER ASSETS AND LIABILITIES, NET - (3.3)%                              (67,870)
                                                                    -----------
TOTAL NET ASSETS - 100.0%                                           $ 2,080,157
                                                                    -----------

* Non-income producing security

(a) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Portfolio. See note 3 in the Notes to Financial Statements.

ADR - American Depositary Receipt

Cl - Class

REIT - Real Estate Investment Trust

TECHNOLOGY PORTFOLIO

DESCRIPTION                                          SHARES               VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 96.0%
CAPITAL GOODS - 2.8%
DRS Technologies*                                       210         $     6,581
L-3 Communications Holdings*                            160               7,185
Molex                                                   570              13,136
                                                                    -----------
                                                                         26,902
                                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 3.9%
Borland Software*                                       780               9,604
Kroll*                                                  570              10,879
MKS Instruments*                                        685              11,260
Packeteer*                                              100                 686
SERENA Software*                                        310               4,899
                                                                    -----------
                                                                         37,328
                                                                    -----------
COMMUNICATIONS EQUIPMENT - 5.4%
Computer Network Technology*                          1,410              10,016
NetScreen Technologies*                                 570               9,604
Nokia, ADR, Cl A                                        570               8,833
Tekelec*                                              1,300              13,599
UTStarcom*                                              520              10,311
                                                                    -----------
                                                                         52,363
                                                                    -----------
COMPUTERS & PERIPHERALS - 3.6%
Dell Computer*                                          660              17,655
Hewlett-Packard                                         799              13,874
Synaptics*                                              470               3,573
                                                                    -----------
                                                                         35,102
                                                                    -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 2.8%
CenturyTel                                              550              16,159
Commonwealth Telephone Enterprises*                     310              11,119
                                                                    -----------
                                                                         27,278
                                                                    -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 7.9%
Aeroflex*                                             1,720              11,913
Au Optronics, ADR*                                      520               2,997
Benchmark Electronics*                                  520              14,910
Celestica*                                              570               8,040
Jabil Circuit*                                          890              15,950
LeCroy*                                               1,040              11,551
Newport                                                 830              10,434
                                                                    -----------
                                                                         75,795
                                                                    -----------
HEALTH CARE EQUIPMENT & SERVICES - 1.7%
Laboratory Corporation of America Holdings*             470              10,919
STERIS*                                                 210               5,091
                                                                    -----------
                                                                         16,010
                                                                    -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.4%
Beckman Coulter                                         310               9,152
Given Imaging*                                        1,510              13,993
                                                                    -----------
                                                                         23,145
                                                                    -----------
INTERNET & CATALOG RETAILING - 1.4%
USA Interactive*                                        570              13,070
                                                                    -----------
INTERNET SOFTWARE & SERVICES - 1.9%
Altiris*                                                630              10,026
DoubleClick*                                          1,510               8,559
                                                                    -----------
                                                                         18,585
                                                                    -----------
IT CONSULTING & SERVICES - 3.5%
Accenture, Cl A*                                        570              10,254
Affiliated Computer Services, Cl A*                     100               5,265
Infosys Technologies                                    260         $    18,089
                                                                    -----------
                                                                         33,608
                                                                    -----------
MEDIA - 2.1%
AOL Time Warner*                                        830              10,872
Clear Channel Communications*                           250               9,322
                                                                    -----------
                                                                         20,194
                                                                    -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 15.4%
Agere Systems, Cl A*                                  4,480               6,435
Amkor Technology*                                     1,300               6,192
Analog Devices*                                         520              12,416
Applied Materials*                                      970              12,647
ASML Holding*                                           890               7,443
ChipPAC, Cl A*                                        2,970              10,531
Integrated Device Technology*                           350               2,931
Linear Technology                                       420              10,807
LogicVision*                                          2,400               5,156
Microtune*                                            1,300               4,061
Monolithic System Technology*                         1,250              15,111
PDF Solutions*                                        1,410               9,788
RF Micro Devices*                                       780               5,720
Semtech*                                                100               1,092
Silicon Storage Technology*                           1,980               8,003
Taiwan Semiconductor Manufacturing, ADR*              2,754              19,434
United Microelectronics*                              3,252              10,942
                                                                    -----------
                                                                        148,709
                                                                    -----------
SOFTWARE - 11.0%
Adobe Systems                                           630              15,630
Cadence Design Systems*                                 830               9,791
Informatica*                                          2,140              12,352
J.D. Edwards & Company*                               1,100              12,408
Lawson Software*                                      1,770              10,170
Moldflow*                                             1,560              11,707
NetIQ*                                                  730               9,020
NetScout Systems*                                     1,250               5,431
ScanSoft*                                             1,980              10,308
VERITAS Software*                                       560               8,750
                                                                    -----------
                                                                        105,567
                                                                    -----------
SOFTWARE & SERVICES - 8.3%
Autodesk                                                780              11,158
Computer Associates International                       890              12,015
Compuware*                                            2,240              10,754
Documentum*                                             570               8,927
Electronic Arts*                                        210              10,455
Hyperion Solutions*                                     260               6,678
Intuit*                                                 210               9,853
Symantec*                                               260              10,535
                                                                    -----------
                                                                         80,375
                                                                    -----------
TECHNOLOGY HARDWARE & EQUIPMENT - 20.9%
Apple Computer*                                         950              13,614
Applied Films*                                          940              18,815
ATI Technologies*                                       990               4,614
Flextronics International*                            1,200               9,831
Harris                                                  360               9,469
Intel                                                   660              10,279
Lexmark International, Cl A*                            210              12,702
LSI Logic*                                            1,200               6,922
Marvell Technology Group*                               570              10,759

The accompanying notes are an integral part of the financial statements.

DESCRIPTION                                          SHARES               VALUE
--------------------------------------------------------------------------------
Microchip Technology                                    730         $    17,859
Motorola                                              1,090               9,432
Network Appliance*                                      730               7,302
Overland Storage*                                     1,220              17,802
Tellabs*                                              1,350               9,819
Teradyne*                                               630               8,202
Texas Instruments                                       972              14,595
TriQuint Semiconductor*                                 468               1,984
Vishay Intertechnology*                                 730               8,164
Xilinx*                                                 470               9,685
                                                                    -----------
                                                                        201,849
                                                                    -----------
TELECOMMUNICATION SERVICES - 1.0%
AT&T                                                    360               9,405
                                                                    -----------
TOTAL COMMON STOCKS
   (Cost $1,095,157)                                                    925,285
                                                                    -----------
RELATED PARTY MONEY MARKET FUND - 6.8%
First American Prime Obligations Fund (a)            66,002              66,002
                                                                    -----------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $66,002)                                                        66,002
                                                                    -----------
TOTAL INVESTMENTS - 102.8%
   (Cost $1,161,159)                                                    991,287
                                                                    -----------
OTHER ASSETS AND LIABILITIES, NET -  (2.8)%                             (27,117)
                                                                    -----------
TOTAL NET ASSETS - 100.0%                                           $   964,170
                                                                    -----------

* Non-income producing security

(a) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Portfolio. See note 3 in the Notes to Financial Statements.

ADR - American Depositary Receipt

Cl - Class

STATEMENTS OF ASSETS AND LIABILITIES  December 31, 2002

                                                                                       CORPORATE BOND  EQUITY INCOME INTERNATIONAL
                                                                                            PORTFOLIO      PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value*                                                     $  3,501,462  $  26,336,816  $  2,998,085
Cash denominated in foreign currencies, at value**                                                 --             --        62,071
Cash                                                                                              477             --       133,317
Dividends and interest receivable                                                              52,282         89,004         5,044
Receivable for investment securities sold                                                          --             --            --
Capital shares sold                                                                             1,107         10,568        11,655
Receivable from advisor                                                                            --         41,610           305
Foreign withholding tax reclaim receivable                                                         --             --           447
Prepaid expenses and other assets                                                                  41            338            73
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                3,555,369     26,478,336     3,210,997
==================================================================================================================================
LIABILITIES:
Capital shares redeemed                                                                           875         30,167           386
Payable for investment securities purchased                                                        --             --            --
Payable for advisory, co-administration, and custodian fees                                     4,986         19,863         4,711
Payable for distribution and shareholder servicing fees                                         1,081          3,636           259
Accrued expenses and other liabilities                                                          1,607          3,900         1,517
----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                               8,549         57,566         6,873
==================================================================================================================================
NET ASSETS                                                                               $  3,546,820  $  26,420,770  $  3,204,124
==================================================================================================================================
COMPOSITION OF NET ASSETS:
Portfolio capital                                                                        $  4,002,730  $  35,636,712  $  5,450,363
Accumulated net investment income (loss)                                                        1,484          8,035          (714)
Accumulated net realized loss on investments                                                 (565,220)    (5,522,156)   (2,023,067)
Net unrealized appreciation (depreciation) of investments                                     107,826     (3,701,821)     (223,172)
Net unrealized appreciation of forward foreign currency
 contracts, foreign currency, and translation of assets and
 liabilities denominated in foreign currency                                                       --             --           714
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $  3,546,820  $  26,420,770  $  3,204,124
==================================================================================================================================
* Investments in securities, at cost                                                     $  3,393,636  $  30,038,637  $  3,221,257
** Cash denominated in foreign currencies, at cost                                                 --             --        61,662
CLASS IA:
Net assets                                                                               $      1,064  $  16,411,014  $  1,955,310
Shares issued and outstanding ($0.01 par value - 20 billion authorized)                           118      1,764,629       400,580
Net asset value, offering price, and redemption price per share                          $       8.99  $        9.30  $       4.88
CLASS IB:
Net assets                                                                               $  3,545,756  $  10,009,756  $  1,248,814
Shares issued and outstanding ($0.01 par value - 20 billion authorized)                       394,767      1,076,575       256,981
Net asset value, offering price, and redemption price per share                          $       8.98  $        9.30  $       4.86
----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                                              MID CAP      SMALL CAP
                                                                      LARGE CAP GROWTH         GROWTH         GROWTH     TECHNOLOGY
                                                                             PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value*                                       $ 2,407,223    $ 1,400,830    $ 2,148,027    $   991,287
Cash denominated in foreign currencies, at value**                                  --             --             --             --
Cash                                                                                 4             25             --             --
Dividends and interest receivable                                                2,956            628            721            299
Receivable for investment securities sold                                       39,562        119,958         87,981         15,913
Capital shares sold                                                              1,572          1,012          5,362          2,101
Receivable from advisor                                                          2,280          6,167          5,489             --
Foreign withholding tax reclaim receivable                                          --             --             --             --
Prepaid expenses and other assets                                                   24             18             22              7
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                 2,453,621      1,528,638      2,247,602      1,009,607
===================================================================================================================================
LIABILITIES:
Capital shares redeemed                                                            290            661            262            439
Payable for investment securities purchased                                     74,705        174,014        162,782         40,887
Payable for advisory, co-administration, and custodian fees                      3,202          2,830          3,364          3,473
Payable for distribution and shareholder servicing fees                             78             90            212             26
Accrued expenses and other liabilities                                             953            607            825            612
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                               79,228        178,202        167,445         45,437
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                 $ 2,374,393    $ 1,350,436    $ 2,080,157    $   964,170
===================================================================================================================================
COMPOSITION OF NET ASSETS:
Portfolio capital                                                          $ 4,286,496    $ 1,979,754    $ 2,730,228    $ 3,758,714
Accumulated net investment income (loss)                                            --             --             --             --
Accumulated net realized loss on investments                                (1,536,242)      (615,877)      (618,228)    (2,624,672)
Net unrealized appreciation (depreciation) of investments                     (375,861)       (13,441)       (31,843)      (169,872)
Net unrealized appreciation of forward foreign currency
 contracts, foreign currency, and translation of assets and
 liabilities denominated in foreign currency                                        --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                 $ 2,374,393    $ 1,350,436    $ 2,080,157    $   964,170
===================================================================================================================================
* Investments in securities, at cost                                       $ 2,783,084    $ 1,414,271    $ 2,179,870    $ 1,161,159
** Cash denominated in foreign currencies, at cost                                  --             --             --             --
CLASS IA:
Net assets                                                                 $ 2,031,807    $ 1,041,552    $ 1,069,748    $   898,497
Shares issued and outstanding ($0.01 par value - 20 billion authorized)        504,574        189,830        182,912        553,708
Net asset value, offering price, and redemption price per share            $      4.03    $      5.49    $      5.85    $      1.62
CLASS IB:
Net assets                                                                 $   342,586    $   308,884    $ 1,010,409    $    65,673
Shares issued and outstanding ($0.01 par value - 20 billion authorized)         85,500         56,395        173,339         41,000
Net asset value, offering price, and redemption price per share            $      4.01    $      5.48    $      5.83    $      1.60
-----------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS For the year ended December 31, 2002

                                                                       CORPORATE BOND  EQUITY INCOME  INTERNATIONAL
                                                                            PORTFOLIO      PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Interest                                                                  $   179,582   $    107,627    $     1,303
Dividends                                                                          --        813,904         54,359
Less: Foreign taxes withheld                                                       --         (6,249)        (6,326)
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                       179,582        915,282         49,336
===================================================================================================================
EXPENSES:

Investment advisory fees                                                       19,843        207,207         30,356
Co-administration fees and expenses (including per account
 transfer agency fees)                                                         17,352        146,161         39,771
Distribution and shareholder servicing fees - Class IB                          7,084         28,517          1,455
Printing                                                                        1,951         15,223          2,606
Professional fees                                                               1,976         10,977          2,801
Directors' fees                                                                   343          1,301          2,811
Custodian fees                                                                    283          3,188            276
Other expenses                                                                    692          4,496          1,893
-------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                 49,524        417,070         81,969
===================================================================================================================
Less: Investment advisory fee waiver                                          (19,843)      (116,862)       (30,356)
Less: Expense reimbursement                                                    (1,259)            --        (12,903)
-------------------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                                             28,422        300,208         38,710
===================================================================================================================
INVESTMENT INCOME (LOSS) - NET                                                151,160        615,074         10,626
-------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS - NET:

Net realized loss on investments                                              (44,018)    (2,018,271)      (466,447)
Net realized gain on forward foreign currency contracts
 and foreign currency transactions                                                 --             --          2,769
Net increase from payments by affiliates and net losses realized on the
 disposal of investments in violation of restrictions (a)                          --             --             --
Net change in unrealized appreciation or depreciation of investments           89,869     (4,815,967)      (144,938)
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency, and translation of
 other assets and liabilities denominated in foreign currency                      --             --          1,635
-------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS               45,851     (6,834,238)      (606,981)
===================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $   197,011   $ (6,219,164)   $  (596,355)
===================================================================================================================

(a) See note 5 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

                                                                             LARGE CAP        MID CAP      SMALL CAP
                                                                                GROWTH         GROWTH         GROWTH     TECHNOLOGY
                                                                             PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Interest                                                                   $     2,655    $     1,609    $     2,371    $     1,054
Dividends                                                                       20,030          2,668          5,550          1,695
Less: Foreign taxes withheld                                                       (11)            (6)            (5)           (45)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                         22,674          4,271          7,916          2,704
===================================================================================================================================
EXPENSES:

Investment advisory fees                                                        14,689          7,915         10,125          8,473
Co-administration fees and expenses (including per account
 transfer agency fees)                                                          44,375         54,602         54,261         36,694
Distribution and shareholder servicing fees - Class IB                             298            532          1,036            136
Printing                                                                         2,695          2,754          3,123          1,800
Professional fees                                                                2,801          2,801          2,801          3,177
Directors' fees                                                                  1,065            528            716          1,202
Custodian fees                                                                     226            113            145            121
Other expenses                                                                   1,849          2,190          2,466          1,736
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                  67,998         71,435         74,673         53,339
===================================================================================================================================
Less: Investment advisory fee waiver                                           (14,689)        (7,915)       (10,125)        (8,473)
Less: Expense reimbursement                                                    (32,673)       (52,246)       (49,343)       (32,955)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                                              20,636         11,274         15,205         11,911
===================================================================================================================================
INVESTMENT INCOME (LOSS) - NET                                                   2,038         (7,003)        (7,289)        (9,207)
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS - NET:

Net realized loss on investments                                              (500,276)      (276,911)      (358,137)      (429,857)
Net realized gain on forward foreign currency contracts
 and foreign currency transactions                                                  --             --             --             --
Net increase from payments by affiliates and net losses realized on the
 disposal of investments in violation of restrictions (a)                           --             --             --             --
Net change in unrealized appreciation or depreciation of investments          (328,749)      (105,545)      (117,450)      (315,285)
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency, and translation of
 other assets and liabilities denominated in foreign currency                       --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS              (829,025)      (382,456)      (475,587)      (745,142)
===================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            $  (826,987)   $  (389,459)   $  (482,876)   $  (754,349)
===================================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      CORPORATE                        EQUITY
                                                                                 BOND PORTFOLIO              INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                          1/1/02         1/1/01         1/1/02         1/1/01
                                                                              TO             TO             TO             TO
                                                                        12/31/02       12/31/01       12/31/02       12/31/01
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                                     $     151,160   $    199,860   $    615,074   $     75,614
Net realized gain (loss) on investments                                  (44,018)        (1,669)    (2,018,271)       412,832
Net realized gain (loss) on forward foreign currency contracts
 and foreign currency transactions                                            --             --             --             --
Net increase from payments by affiliates and net losses
 realized on the disposal of investments in violation of
 restrictions (f)                                                             --             --             --             --
Net change in unrealized appreciation or depreciation of
 investments                                                              89,869         84,138     (4,815,967)       166,772
Net change in unrealized appreciation or depreciation of
 forward foreign currency contracts, foreign currency, and
 translation of other assets and liabilities denominated in
 foreign currency                                                             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             197,011     282,329     (6,219,164)       655,218
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
   Class IA                                                                  (49)            --       (407,206)       (55,385)
   Class IB                                                             (151,833)      (202,918)      (218,067)            --
Net realized gain on investments:
   Class IA                                                                   --             --             --       (203,684)
Return of capital:
   Class IA                                                                   --             --             --             --
   Class IB                                                                 (146)            --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (152,028)      (202,918)      (625,273)      (259,069)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Class IA (b) (c):
   Proceeds from sales                                                        --          1,000        261,147        267,394
   Reinvestment of distributions                                              49             --        407,206        256,856
   Payments for redemptions                                                   --             --     (3,955,520)    (2,187,810)
   Shares issued in connection with the acquisition of the Met
    Investors Portfolio assets (e)                                            --             --             --     18,263,273
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class IA transactions                  49          1,000     (3,287,167)    16,599,713
-----------------------------------------------------------------------------------------------------------------------------
Class IB (d):
   Proceeds from sales                                                 1,832,770      1,829,688      1,716,988        128,563
   Reinvestment of distributions                                         151,979        202,918        218,067             --
   Payments for redemptions                                           (1,163,152)    (2,750,994)    (2,193,432)    (1,412,075)
   Shares issued in connection with the acquisition of the Ohio
    National Portfolio assets (e)                                             --             --             --     13,649,779
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class IB transactions             821,597       (718,388)      (258,377)    12,366,267
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                                            821,646       (717,388)    (3,545,544)    28,965,980
-----------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                  866,629       (637,977)   (10,389,981)    29,362,129
NET ASSETS AT BEGINNING OF PERIOD                                      2,680,191      3,318,168     36,810,751      7,448,622
=============================================================================================================================
NET ASSETS AT END OF PERIOD                                        $   3,546,820   $  2,680,191   $ 26,420,770   $ 36,810,751
=============================================================================================================================
ACCUMULATED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD          $       1,484   $      2,301   $      8,035   $     22,102
=============================================================================================================================
SHARE TRANSACTIONS:
Class IA (b) (c):
   Shares issued                                                              --            113         24,179         21,439
   Shares issued in lieu of cash distributions                                 5             --         43,228         23,016
   Shares redeemed                                                            --             --       (393,153)      (180,163)
   Shares issued in connection with the acquisition of the Met
    Investors Portfolio assets (e)                                            --             --             --      1,634,353
-----------------------------------------------------------------------------------------------------------------------------
Total Class IA transactions                                                    5            113       (325,746)     1,498,645
-----------------------------------------------------------------------------------------------------------------------------
Class IB (d):
   Shares issued                                                         204,987        203,384        166,670         11,232
   Shares issued in lieu of cash distributions                            17,096         22,708         23,149             --
   Shares redeemed                                                      (129,617)      (308,375)      (223,017)      (123,590)
   Shares issued in connection with the acquisition of the Ohio
    National Portfolio assets (e)                                             --             --             --      1,222,131
-----------------------------------------------------------------------------------------------------------------------------
Total Class IB transactions                                               92,466        (82,283)       (33,198)     1,109,773
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CAPITAL SHARES                                 92,471        (82,170)      (358,944)     2,608,418
=============================================================================================================================

(a) Commencement of operations.

(b) Effective May 1, 2001, the existing shares of International, Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio, and Technology Portfolio were renamed Class IA.

(c) Class IA commenced operations on December 17, 2001 for the Corporate Bond Portfolio.

(d) Class IB commenced operations on May 3, 2001 for the Large Cap Growth Portfolio and Mid Cap Growth Portfolio, September 28, 2001 for the International Portfolio, Small Cap Growth Portfolio, and Technology Portfolio, and December 17, 2001 for the Equity Income Portfolio.

(e) See note 6 in the Notes to Financial Statements.

(f) See note 5 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

                                                                                  INTERNATIONAL                     LARGE CAP
                                                                                      PORTFOLIO              GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                          1/1/02         1/1/01         1/1/02         1/1/01
                                                                              TO             TO             TO             TO
                                                                        12/31/02       12/31/01       12/31/02       12/31/01
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                                     $      10,626   $     32,146   $      2,038   $      2,039
Net realized gain (loss) on investments                                 (466,447)      (983,235)      (500,276)      (968,110)
Net realized gain (loss) on forward foreign currency contracts
 and foreign currency transactions                                         2,769        (20,808)            --             --
Net increase from payments by affiliates and net losses
 realized on the disposal of investments in violation of
 restrictions (f)                                                             --             --             --             --
Net change in unrealized appreciation or depreciation of
 investments                                                            (144,938)      (138,302)      (328,749)       166,171
Net change in unrealized appreciation or depreciation of
 forward foreign currency contracts, foreign currency, and
 translation of other assets and liabilities denominated in
 foreign currency                                                          1,635         (9,702)            --             --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         (596,355)    (1,119,901)      (826,987)      (799,900)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
   Class IA                                                                   --        (11,213)        (2,016)        (2,367)
   Class IB                                                                   --            (31)           (22)            (7)
Net realized gain on investments:
   Class IA                                                                   --             --             --             --
Return of capital:
   Class IA                                                               (7,801)        (6,755)            (6)            --
   Class IB                                                               (3,554)           (45)            --             --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (11,355)       (18,044)        (2,044)        (2,374)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Class IA (b) (c):
   Proceeds from sales                                                   686,384      2,255,306        929,743      2,349,212
   Reinvestment of distributions                                           7,801         17,968          2,022          2,367
   Payments for redemptions                                             (702,710)    (2,082,970)      (393,530)      (846,513)
   Shares issued in connection with the acquisition of the Met
    Investors Portfolio assets (e)                                            --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class IA transactions              (8,525)       190,304        538,235      1,505,066
-----------------------------------------------------------------------------------------------------------------------------
Class IB (d):
   Proceeds from sales                                                 3,090,286         15,966      1,083,019         36,486
   Reinvestment of distributions                                           3,554             76             22              7
   Payments for redemptions                                           (1,738,323)           (12)      (741,023)       (15,986)
   Shares issued in connection with the acquisition of the Ohio
    National Portfolio assets (e)                                             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class IB transactions           1,355,517         16,030        342,018         20,507
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                                          1,346,992        206,334        880,253      1,525,573
-----------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                  739,282       (931,611)        51,222        723,299
NET ASSETS AT BEGINNING OF PERIOD                                      2,464,842      3,396,453      2,323,171      1,599,872
=============================================================================================================================
NET ASSETS AT END OF PERIOD                                        $   3,204,124   $  2,464,842   $  2,374,393   $  2,323,171
=============================================================================================================================
ACCUMULATED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD          $        (714)  $     (8,661)  $         --   $         --
=============================================================================================================================
SHARE TRANSACTIONS:
Class IA (b) (c):
   Shares issued                                                         122,070        323,611        192,596        355,423
   Shares issued in lieu of cash distributions                             1,622          3,020            493            416
   Shares redeemed                                                      (127,278)      (342,115)       (89,408)      (148,130)
   Shares issued in connection with the acquisition of the Met
    Investors Portfolio assets (e)                                            --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total Class IA transactions                                               (3,586)       (15,484)       103,681        207,709
-----------------------------------------------------------------------------------------------------------------------------
Class IB (d):
   Shares issued                                                         589,561          2,679        243,932          6,428
   Shares issued in lieu of cash distributions                               743             13              5              1
   Shares redeemed                                                      (336,013)            (2)      (162,274)        (2,592)
   Shares issued in connection with the acquisition of the Ohio
    National Portfolio assets (e)                                             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total Class IB transactions                                              254,291          2,690         81,663          3,837
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CAPITAL SHARES                                250,705        (12,794)       185,344        211,546
=============================================================================================================================

                                                                                        MID CAP                     SMALL CAP
                                                                               GROWTH PORTFOLIO              GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                          1/1/02         1/4/01(a)      1/1/02         1/4/01(a)
                                                                              TO             TO             TO             TO
                                                                        12/31/02       12/31/01       12/31/02       12/31/01
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                                     $      (7,003)  $     (2,242)  $     (7,289)  $     (4,117)
Net realized gain (loss) on investments                                 (276,911)      (338,975)      (358,137)      (260,091)
Net realized gain (loss) on forward foreign currency contracts
 and foreign currency transactions                                            --             --             --             --
Net increase from payments by affiliates and net losses
 realized on the disposal of investments in violation of
 restrictions (f)                                                             --             --             --             --
Net change in unrealized appreciation or depreciation of
 investments                                                            (105,545)        92,104       (117,450)        85,607
Net change in unrealized appreciation or depreciation of
 forward foreign currency contracts, foreign currency, and
 translation of other assets and liabilities denominated in
 foreign currency                                                             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         (389,459)      (249,113)      (482,876)      (178,601)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
   Class IA                                                                   --             --             --             --
   Class IB                                                                   --             --             --             --
Net realized gain on investments:
   Class IA                                                                   --             --             --             --
Return of capital:
   Class IA                                                                   --             --             --             --
   Class IB                                                                   --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                           --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Class IA (b) (c):
   Proceeds from sales                                                   461,539      1,355,774        476,359      1,253,010
   Reinvestment of distributions                                              --             --             --             --
   Payments for redemptions                                             (183,349)       (35,922)       (68,973)       (34,406)
   Shares issued in connection with the acquisition of the Met
    Investors Portfolio assets (e)                                            --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class IA transactions             278,190      1,319,852        407,386      1,218,604
-----------------------------------------------------------------------------------------------------------------------------
Class IB (d):
   Proceeds from sales                                                 1,106,454        101,416      1,182,505         34,154
   Reinvestment of distributions                                              --             --             --             --
   Payments for redemptions                                             (784,961)       (31,943)      (101,012)            (3)
   Shares issued in connection with the acquisition of the Ohio
    National Portfolio assets (e)                                             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class IB transactions             321,493         69,473      1,081,493         34,151
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                                            599,683      1,389,325      1,488,879      1,252,755
-----------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                  210,224      1,140,212      1,006,003      1,074,154
NET ASSETS AT BEGINNING OF PERIOD                                      1,140,212             --      1,074,154             --
=============================================================================================================================
NET ASSETS AT END OF PERIOD                                        $   1,350,436   $  1,140,212   $  2,080,157   $  1,074,154
=============================================================================================================================
ACCUMULATED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD          $          --   $         --   $         --   $         --
=============================================================================================================================
SHARE TRANSACTIONS:
Class IA (b) (c):
   Shares issued                                                          78,105        142,380         69,637        128,421
   Shares issued in lieu of cash distributions                                --             --             --             --
   Shares redeemed                                                       (26,356)        (4,299)       (11,193)        (3,953)
   Shares issued in connection with the acquisition of the Met
    Investors Portfolio assets (e)                                            --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total Class IA transactions                                               51,749        138,081         58,444        124,468
-----------------------------------------------------------------------------------------------------------------------------
Class IB (d):
   Shares issued                                                         189,354         12,927        185,730          4,138
   Shares issued in lieu of cash distributions                                --             --             --             --
   Shares redeemed                                                      (141,855)        (4,031)       (16,529)            --
   Shares issued in connection with the acquisition of the Ohio
    National Portfolio assets (e)                                             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total Class IB transactions                                               47,499          8,896        169,201          4,138
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CAPITAL SHARES                                 99,248        146,977        227,645        128,606
=============================================================================================================================

                                                                                     TECHNOLOGY
                                                                                      PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                                          1/1/02         1/1/01
                                                                              TO             TO
                                                                        12/31/02       12/31/01
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                                     $      (9,207)  $     (6,708)
Net realized gain (loss) on investments                                 (429,857)    (1,733,250)
Net realized gain (loss) on forward foreign currency contracts
 and foreign currency transactions                                            --             --
Net increase from payments by affiliates and net losses
 realized on the disposal of investments in violation of
 restrictions (f)                                                             --             --
Net change in unrealized appreciation or depreciation of
 investments                                                            (315,285)       531,798
Net change in unrealized appreciation or depreciation of
 forward foreign currency contracts, foreign currency, and
 translation of other assets and liabilities denominated in
 foreign currency                                                             --             --
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         (754,349)    (1,208,160)
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
   Class IA                                                                   --             --
   Class IB                                                                   --             --
Net realized gain on investments:
   Class IA                                                                   --             --
Return of capital:
   Class IA                                                                   --             --
   Class IB                                                                   --             --
-----------------------------------------------------------------------------------------------
Total distributions                                                           --             --
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Class IA (b) (c):
   Proceeds from sales                                                   266,754      1,781,907
   Reinvestment of distributions                                              --             --
   Payments for redemptions                                             (249,260)      (417,848)
   Shares issued in connection with the acquisition of the Met
    Investors Portfolio assets (e)                                            --             --
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class IA transactions              17,494      1,364,059
-----------------------------------------------------------------------------------------------
Class IB (d):
   Proceeds from sales                                                   144,199          3,293
   Reinvestment of distributions                                              --             --
   Payments for redemptions                                              (48,921)           (11)
   Shares issued in connection with the acquisition of the Ohio
    National Portfolio assets (e)                                             --             --
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class IB transactions              95,278          3,282
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                                            112,772      1,367,341
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 (641,577)       159,181
NET ASSETS AT BEGINNING OF PERIOD                                      1,605,747      1,446,566
===============================================================================================
NET ASSETS AT END OF PERIOD                                        $     964,170   $  1,605,747
===============================================================================================
ACCUMULATED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD          $          --   $         --
===============================================================================================
SHARE TRANSACTIONS:
Class IA (b) (c):
   Shares issued                                                         112,309        473,881
   Shares issued in lieu of cash distributions                                --             --
   Shares redeemed                                                      (131,556)      (150,912)
   Shares issued in connection with the acquisition of the Met
    Investors Portfolio assets (e)                                            --             --
-----------------------------------------------------------------------------------------------
Total Class IA transactions                                              (19,247)       322,969
-----------------------------------------------------------------------------------------------
Class IB (d):
   Shares issued                                                          62,366          1,216
   Shares issued in lieu of cash distributions                                --             --
   Shares redeemed                                                       (22,578)            (4)
   Shares issued in connection with the acquisition of the Ohio
    National Portfolio assets (e)                                             --             --
-----------------------------------------------------------------------------------------------
Total Class IB transactions                                               39,788          1,212
-----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CAPITAL SHARES                                 20,541        324,181
===============================================================================================

Financial Highlights For a share outstanding throughout the periods ended December 31, unless otherwise indicated.

                                                  NET REALIZED
                                                AND UNREALIZED
                                                      GAINS OR
                                                      (LOSSES)
                        NET ASSET               ON INVESTMENTS                DIVIDENDS DISTRIBUTIONS DISTRIBUTIONS
                           VALUE,           NET    AND FOREIGN  TOTAL FROM     FROM NET      FROM NET          FROM
                        BEGINNING    INVESTMENT       CURRENCY  INVESTMENT   INVESTMENT      REALIZED     RETURN OF          TOTAL
                        OF PERIOD INCOME (LOSS)   TRANSACTIONS  OPERATIONS       INCOME         GAINS       CAPITAL  DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND
 PORTFOLIO (a)
Class IA
   2002                   $  8.86        $ 0.49      $   0.07   $    0.56    $   (0.43)     $       --    $      --        $ (0.43)
   2001 (b)                  8.83          0.01          0.02        0.03           --              --           --             --
Class IB
   2002                   $  8.86        $ 0.41      $   0.12   $    0.53    $   (0.41)     $       --    $      --        $ (0.41)
   2001                      8.63          0.49          0.22        0.71        (0.48)             --           --          (0.48)
   2000                      8.29          0.59          0.34        0.93        (0.59)             --           --          (0.59)
   1999                      9.34          0.65         (1.07)      (0.42)       (0.63)             --           --          (0.63)
   1998                     10.16          0.68         (0.82)      (0.14)       (0.68)             --           --          (0.68)
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME
 PORTFOLIO (C)
Class IA
   2002                   $ 11.50        $ 0.24      $   (2.20) $    (1.96)  $   (0.24)     $       --    $      --        $ (0.24)
   2001                     12.59          0.13          (0.63)      (0.50)      (0.12)          (0.47)          --          (0.59)
   2000                     11.17          0.19           1.45        1.64       (0.18)          (0.04)(g)       --          (0.22)
   1999                     11.63          0.19           0.11        0.30       (0.19)          (0.57)          --          (0.76)
   1998                     11.05          0.17           0.86        1.03       (0.17)          (0.28)          --          (0.45)
Class IB
   2002                   $ 11.50        $ 0.19      $   (2.18) $    (1.99)  $   (0.21)     $       --    $      --        $ (0.21)
   2001 (b)                 11.25          0.01           0.24        0.25          --              --           --             --
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL
 PORTFOLIO
Class IA (d)
   2002                   $  6.06        $ 0.02      $   (1.18) $    (1.16)  $      --      $       --    $   (0.02)       $ (0.02)
   2001                      8.09          0.08          (2.06)      (1.98)      (0.03)             --        (0.02)         (0.05)
   2000 (e)                 10.00            --          (1.91)      (1.91)         --              --           --             --
Class IB
   2002                   $  6.06        $   --      $   (1.19) $    (1.19)  $      --      $       --    $   (0.01)       $ (0.01)
   2001 (f)                  5.78          0.02           0.30        0.32       (0.02)             --        (0.02)         (0.04)
-----------------------------------------------------------------------------------------------------------------------------------

(a) The financial highlights for the First American Corporate Bond Portfolio as set forth herein, include the historical financial highlights of the Ohio National Strategic Income Portfolio. The assets of the Ohio National Strategic Income Portfolio were acquired by the First American Corporate Bond Portfolio on December 17, 2001. In connection with such acquisition, shares of the Ohio National Strategic Income Portfolio were exchanged for Class IB shares of the First American Corporate Bond Portfolio. Ohio National Strategic Income Portfolio is the accounting survivor.

(b) Class of shares has been offered since December 17, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(c) The financial highlights for the First American Equity Income Portfolio as set forth herein include the historical financial highlights of the Met Investors Series Trust - Firstar Equity Income Portfolio. The assets of the Met Investors Series Trust - Firstar Equity Income Portfolio were acquired by the First American Equity Income Portfolio on December 17, 2001. In connection with such acquisition, Class A shares of the Met Investors Series Trust - Firstar Equity Income Portfolio were exchanged for Class IA shares of the First American Equity Income Portfolio. Met Investors Series Trust - Firstar Equity Income Portfolio is the accounting survivor.

(d)  Effective May 1, 2001, the existing shares were renamed Class IA.

(e) Portfolio commenced operations on April 28, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

(f) Class of shares has been offered since September 28, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(g)  Includes distributions in excess of net realized gains of $0.04 per share.

The accompanying notes are an integral part of the financial statements.

                                                                                                             RATIO OF
                                                                                            RATIO OF   NET INVESTMENT
                                                                                         EXPENSES TO    INCOME (LOSS)
                                                                        RATIO OF NET     AVERAGE NET       TO AVERAGE
                    NET ASSET                                RATIO OF     INVESTMENT         ASSETS,      NET ASSETS,
                       VALUE,               NET ASSETS,   EXPENSES TO  INCOME (LOSS)       EXCLUDING        EXCLUDING    PORTFOLIO
                       END OF      TOTAL  END OF PERIOD       AVERAGE     TO AVERAGE     WAIVERS AND      WAIVERS AND     TURNOVER
                       PERIOD     RETURN          (000)    NET ASSETS     NET ASSETS  REIMBURSEMENTS   REIMBURSEMENTS         RATE
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND
 PORTFOLIO (a)
Class IA
   2002               $  8.99      6.39%       $      1          0.75%          5.58%           1.47%            4.86%         140%
   2001 (b)              8.86      0.34               1          1.20           2.86            1.76             2.30           47
Class IB
   2002               $  8.98      6.07%       $  3,546          1.00%          5.33%           1.74%            4.59%         140%
   2001                  8.86      8.25           2,679          1.35           5.22            1.37             5.20           47
   2000                  8.63     11.90           3,318          1.47           6.98            1.47             6.98           28
   1999                  8.29     (4.81)          3,095          1.27           7.23            1.27             7.23           53
   1998                  9.34     (1.42)          4,020          1.18           7.12            1.18             7.12          104
----------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME
 PORTFOLIO (C)
Class IA
   2002               $  9.30    (17.11)%      $ 16,411          0.85%          2.02%           1.21%            1.66%          70%
   2001                 11.50     (3.80)         24,049          1.10           1.02            2.08             0.04           73
   2000                 12.59     14.64           7,449          1.10           1.53            2.15             0.48           32
   1999                 11.17      2.51           6,971          1.10           1.85            2.23             0.72           59
   1998                 11.63      9.35           4,695          1.10           1.79            2.69             0.20           79
Class IB
   2002               $  9.30    (17.34)%      $ 10,010          1.10%          1.78%           1.48%            1.40%          70%
   2001 (b)             11.50      2.22          12,761          1.25           1.26            1.26             1.25           73
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL
 PORTFOLIO
Class IA (d)
   2002               $  4.88    (19.14)%      $  1,955          1.35%          0.45%           2.86%           (1.06)%         82%
   2001                  6.06    (24.52)          2,449          1.35           0.81            3.23            (1.07)         183
   2000 (e)              8.09    (19.10)          3,396          1.35          (0.07)           5.23            (3.95)          64
Class IB
   2002               $  4.86    (19.56)%      $  1,249          1.60%          0.13%           3.36%           (1.63)%         82%
   2001(f)               6.06      5.61              16          1.60           0.87            2.33             0.14          183
----------------------------------------------------------------------------------------------------------------------------------

Financial Highlights For a share outstanding throughout the periods ended December 31, unless otherwise indicated.

                               NET ASSET                      NET REALIZED              DIVIDENDS  DISTRIBUTIONS
                                   VALUE            NET     AND UNREALIZED  TOTAL FROM   FROM NET       FROM NET
                               BEGINNING     INVESTMENT  GAINS OR (LOSSES)  INVESTMENT  INVESMENT       REALIZED          TOTAL
                               OR PERIOD  INCOME (LOSS)     ON INVESTMENTS  OPERATIONS     INCOME          GAINS  DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO
Class IA (a)
  2002                           $  5.74        $    --            $ (1.71)    $ (1.71)   $    --           $ --        $    --
  2001                              8.28           0.01              (2.54)      (2.53)     (0.01)            --          (0.01)
  2000 (b)                         10.00             --              (1.72)      (1.72)        --             --             --
Class IB
  2002                           $  5.74        $    --            $ (1.73)    $ (1.73)   $    --           $ --        $    --
  2001 (c)                          7.07             --              (1.33)      (1.33)        --             --             --
-------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO
Class IA (a)
  2002                           $  7.76        $ (0.03)           $ (2.24)    $ (2.27)   $    --           $ --        $    --
  2001 (d)                         10.00          (0.02)             (2.22)      (2.24)        --             --             --
Class IB
  2002                           $  7.75        $ (0.03)           $ (2.24)    $ (2.27)   $    --           $ --        $    --
  2001 (c)                          9.23          (0.01)             (1.47)      (1.48)        --             --             --
-------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO
Class IA (a)
  2002                           $  8.35        $ (0.03)           $ (2.47)    $ (2.50)   $    --           $ --        $    --
  2001 (d)                         10.00          (0.03)             (1.62)      (1.65)        --             --             --
Class IB
  2002                           $  8.35        $ (0.01)           $ (2.51)    $ (2.52)   $    --           $ --        $    --
  2001 (e)                          7.05             --               1.30        1.30         --             --             --
-------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO
Class IA (a)
  2002                           $  2.80        $ (0.02)           $ (1.16)    $ (1.18)   $    --           $ --        $    --
  2001                              5.79          (0.01)             (2.98)      (2.99)        --             --             --
  2000 (b)                         10.00          (0.01)             (4.20)      (4.21)        --             --             --
Class IB
  2002                           $  2.80        $ (0.01)           $ (1.19)    $ (1.20)   $    --           $ --        $    --
  2001 (e)                          1.94          (0.01)              0.87        0.86         --             --             --
-------------------------------------------------------------------------------------------------------------------------------

(a) Effective May 1, 2001, the existing shares were renamed Class IA.

(b) Portfolio commenced operations on April 28, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

(c) Class of shares has been offered since May 3, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(d) Portfolio commenced operations on January 4, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(e) Class of shares has been offered since September 28, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(f) In 2002, 0.84% of Class IA share's and 0.84% of Class IB share's total return was a result of the reimbursement by the advisor for a loss on a transaction not meeting the Portfolio's investment guidelines. Excluding the reimbursement, total return for Class IA and Class IB shares would have been (30.78)% and (31.02)%, respectively.

The accompanying notes are an integral part of the financial statements.

                                                                                                      RATIO OF
                                                                                                   EXPENSES TO
                                                                                      RATIO OF     AVERAGE NET
                              NET ASSET                                RATIO OF     INVESTMENT         ASSETS,
                                 VALUE,                NET ASSETS,  EXPENSES TO  INCOME (LOSS)       EXCLUDING
                                 END OF   TOTAL      END OF PERIOD      AVERAGE     TO AVERAGE     WAIVERS AND
                                 PERIOD  RETURN              (000)   NET ASSETS     NET ASSETS  REIMBURSEMENTS
--------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO
Class IA (a)
  2002                           $ 4.03  (29.72)%          $ 2,032         0.90%          0.10%           2.98%
  2001                             5.74  (30.60)             2,301         0.87           0.09            3.59
  2000 (b)                         8.28  (17.20)             1,600         0.80          (0.07)           9.26
Class IB
  2002                           $ 4.01  (30.13)%          $   342         1.15%         (0.05)%          3.45%
  2001 (c)                         5.74  (18.79)                22         1.15          (0.20)           2.79
--------------------------------------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO
Class IA (a)
  2002                           $ 5.49  (29.25)%          $ 1,041         0.95%         (0.58)%          6.11%
  2001 (d)                         7.76  (22.40)             1,071         0.90          (0.22)           7.25
Class IB
  2002                           $ 5.48  (29.29)%          $   309         1.20%         (0.78)%          7.23%
  2001 (c)                         7.75  (16.03)                69         1.15          (0.63)           5.90
--------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO
Class IA (a)
  2002                           $ 5.85  (29.94)%(f)       $ 1,070         0.98%         (0.48)%          4.80%
  2001 (d)                         8.35  (16.50)             1,040         0.90          (0.42)           7.29
Class IB
  2002                           $ 5.83  (30.18)%(f)       $ 1,010         1.23%         (0.56)%          6.04%
  2001 (e)                         8.35   18.44                 35         1.15          (0.90)           3.77
--------------------------------------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO
Class IA (a)
  2002                           $ 1.62  (42.14)%          $   898         0.98%         (0.75)%          4.39%
  2001                             2.80  (51.64)             1,602         0.90          (0.39)           4.60
  2000 (b)                         5.79  (42.10)             1,447         0.90          (0.18)           8.88
Class IB
  2002                           $ 1.60  (42.86)%          $    66         1.23%         (0.99)%          4.96%
  2001 (e)                         2.80   44.33                  3         1.15          (1.01)           2.74
--------------------------------------------------------------------------------------------------------------

                                     RATIO OF
                               NET INVESTMENT
                                INCOME (LOSS)
                                   TO AVERAGE
                                  NET ASSETS,
                                    EXCLUDING  PORTFOLIO
                                  WAIVERS AND   TURNOVER
                               REIMBURSEMENTS       RATE
--------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO
Class IA (a)
  2002                                  (1.98)        66%
  2001                                  (2.63)       104
  2000 (b)                              (8.53)        30
Class IB
  2002                                  (2.35)        66%
  2001 (c)                              (1.84)       104
--------------------------------------------------------
MID CAP GROWTH PORTFOLIO
Class IA (a)
  2002                                  (5.74)       361%
  2001 (d)                              (6.57)       280
Class IB
  2002                                  (6.81)       361%
  2001 (c)                              (5.38)       280
--------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO
Class IA (a)
  2002                                  (4.30)       406%
  2001 (d)                              (6.81)       283
Class IB
  2002                                  (5.37)       406%
  2001 (e)                              (3.52)       283
--------------------------------------------------------
TECHNOLOGY PORTFOLIO
Class IA (a)
  2002                                  (4.16)       269%
  2001                                  (4.09)       377
  2000 (b)                              (8.16)       149
Class IB
  2002                                  (4.72)       269%
  2001 (e)                              (2.60)       377
--------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS December 31, 2002

1 >  Organization

     First American Insurance Portfolios, Inc. ("FAIP") is registered with the Securities and Exchange Commission as a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). FAIP was incorporated in the State of Minnesota on August 27, 1999. FAIP is organized as a series investment company and currently issues its shares in seven series (each a "Portfolio" and collectively, the "Portfolios"). Each series represents a separate investment portfolio with its own investment objectives and policies. The Corporate Bond Portfolio, Equity Income Portfolio, International Portfolio, Large Cap Growth Portfolio, Mid Cap Growth Portfolio, and Small Cap Growth Portfolio are each diversified open-end management investment companies. The Technology Portfolio is a non-diversified open-end management investment company. Non-diversified portfolios may invest a large component of their net assets in investments of relatively few issuers and relatively narrow market segments.

     FAIP offers Class IA and IB shares. Class IA and Class IB shares are identical in all respects, except that Class IB shares are subject to a 0.25% shareholder servicing and distribution fee charged pursuant to a Rule 12b-1 plan, which has been adopted in accordance with Rule 12b-1 of the 1940 Act. All classes of shares in a Portfolio have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that the level of distribution and shareholder servicing fees charged may differ among classes and each class has exclusive voting rights on any matters relating to that class' servicing or distribution arrangement.

     Shares of the Portfolios are only made available through separate investment accounts of participating insurance companies as an underlying investment for variable annuity contracts or variable life insurance policies. The Portfolios' prospectuses provide additional descriptions of each Portfolio's investment objectives, policies, and strategies.

2 >  Summary of Significant Accounting Policies

     The significant accounting policies followed by the Portfolios are as follows:

     SECURITY VALUATION - Security valuations for the Portfolios' investments are furnished by independent pricing services that have been approved by the Portfolios' board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Portfolios' board of directors. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost which approximates market value. Foreign securities are valued at the closing prices on the principal exchanges on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents. Investments in open-end mutual funds are valued at the respective net asset value of each underlying fund, determined at the close of the New York Stock Exchange (generally 3:00 p.m. central time) on the valuation date.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME - The Portfolios record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

     DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and net realized capital gains, if any, are declared and distributed to shareholders at least annually.

     EXPENSES - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets or some other appropriate basis. Class-specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a Portfolio are allocated to each respective class in proportion to the relative net assets of each class.

     FEDERAL TAXES - Each Portfolio is treated as a separate taxable entity. Each Portfolio intends to fulfill the requirements of Subchapter M and to comply with the requirements of the Internal Revenue Code, as amended, that are applicable to regulated investment companies and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains (losses), and the "mark-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.

     On the Statements of Assets and Liabilities, the following reclassifications were made:

                                 ACCUMULATED   UNDISTRIBUTED   ADDITIONAL
                                NET REALIZED  NET INVESTMENT      PAID IN
     PORTFOLIO                   GAIN (LOSS)          INCOME      CAPITAL
     --------------------------------------------------------------------
     Corporate Bond Portfolio        $     95        $     51   $    (146)
     Equity Income Portfolio             (794)         (3,868)      4,662
     International Portfolio           23,365           8,676     (32,041)
     Large Cap Growth Portfolio            --               6          (6)
     Mid Cap Growth Portfolio               9           7,003      (7,012)
     Small Cap Growth Portfolio            --           7,289      (7,289)
     Technology Portfolio                  --           9,207      (9,207)
     --------------------------------------------------------------------

     The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Portfolio. The character of the distributions paid during the fiscal years ended December 31, 2001 and 2002, were as follows:

                                  2002
     -------------------------------------------------------------
                                    ORDINARY  RETURN OF
     PORTFOLIO                        INCOME    CAPITAL      TOTAL
     -------------------------------------------------------------
     Corporate Bond Portfolio      $ 151,882   $    146  $ 152,028
     Equity Income Portfolio         625,273         --    625,273
     International Portfolio              --     11,355     11,355
     Large Cap Growth Portfolio        2,038          6      2,044
     Mid Cap Growth Portfolio             --         --         --
     Small Cap Growth Portfolio           --         --         --
     Technology Portfolio                 --         --         --
     -------------------------------------------------------------

                                       2001
     ----------------------------------------------------------------------
                                  ORDINARY  LONG TERM  RETURN OF
     PORTFOLIO                      INCOME       GAIN    CAPITAL      TOTAL
     ----------------------------------------------------------------------
     Corporate Bond Portfolio    $ 202,918  $      --    $    --  $ 202,918
     Equity Income Portfolio        55,385    203,684         --    259,069
     International Portfolio        12,218         --      5,826     18,044
     Large Cap Growth Portfolio      2,374         --         --      2,374
     Mid Cap Growth Portfolio           --         --         --         --
     Small Cap Growth Portfolio         --         --         --         --
     Technology Portfolio               --         --         --         --
     ----------------------------------------------------------------------

     As of December 31, 2002 the components of accumulated earnings (deficit) on a tax basis were:

                                                                 ACCUMULATED
                       UNDISTRIBUTED      UNDISTRIBUTED          CAPITAL AND           UNREALIZED               TOTAL
                            ORDINARY          LONG TERM         POST-OCTOBER         APPRECIATION         ACCUMULATED
PORTFOLIO                     INCOME      CAPITAL GAINS               LOSSES       (DEPRECIATION)             DEFICIT
---------------------------------------------------------------------------------------------------------------------
Corporate Bond Portfolio     $    --               $ --         $   (564,646)        $    108,736        $   (455,910)
Equity Income Portfolio        7,274                 --           (5,315,284)          (3,907,932)         (9,215,942)
International Portfolio           --                 --           (1,960,493)            (285,746)         (2,246,239)
Large Cap Growth Portfolio        --                 --           (1,443,296)            (468,807)         (1,912,103)
Mid Cap Growth Portfolio          --                 --             (584,334)             (44,984)           (629,318)
Small Cap Growth Portfolio        --                 --             (576,279)             (73,792)           (650,071)
Technology Portfolio              --                 --           (2,537,438)            (257,106)         (2,794,544)
---------------------------------------------------------------------------------------------------------------------

     The differences between book and tax-basis unrealized appreciation (depreciation) is primarily due to the deferral of losses due to wash sales.

     As of December 31, 2002, the following Portfolios have capital loss carryforwards:

     PORTFOLIO                                                AMOUNT     EXPIRATION DATE
     -----------------------------------------------------------------------------------
     Corporate Bond Portfolio                            $   564,646           2006-2010
     Equity Income Portfolio                               5,201,580           2007-2010
     International Portfolio                               1,063,699           2008-2010
     Large Cap Growth Portfolio                              749,245           2008-2010
     Mid Cap Growth Portfolio                                451,561           2009-2010
     Small Cap Growth Portfolio                              511,026           2009-2010
     Technology Portfolio                                  1,406,151           2008-2010
     -----------------------------------------------------------------------------------

     The Portfolios incurred losses for tax purposes for the period from November 1, 2002 to December 31, 2002. As permitted by tax regulations, the Portfolios intend to elect to defer these post-October losses and treat these losses as arising in the fiscal year ending December 31, 2003. The following Portfolios had deferred losses:

     PORTFOLIO                                            AMOUNT
     -----------------------------------------------------------
     Corporate Bond Portfolio                        $        --
     Equity Income Portfolio                             113,704
     International Portfolio                             896,794
     Large Cap Growth Portfolio                          694,051
     Mid Cap Growth Portfolio                            132,773
     Small Cap Growth Portfolio                           65,253
     Technology Portfolio                              1,131,287
     -----------------------------------------------------------

     Because shares of the Portfolios may be purchased only through insurance company separate accounts for variable annuity contracts and variable life insurance policies, dividends paid by the Portfolios from net investment income and distributions, if any, of net realized capital gains will be taxable to the participating insurance company.

     FOREIGN CURRENCY TRANSLATION - The books and records of the International Portfolio are maintained in U.S. dollars on the following bases.

     - Market value of investment securities, assets, and liabilities at the current rate of exchange; and

     - Purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Portfolio does not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     The International Portfolio reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS - The International Portfolio may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts is not recorded because the International Portfolio intends to settle the contracts prior to delivery. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The International Portfolio realizes gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the Portfolio's statement of assets and liabilities. The face or contract amount in U.S. dollars reflects the total exposure the portfolio has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts. There were no outstanding forward foreign currency contracts at December 31, 2002.

     USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

     SECURITIES LENDING - In order to generate additional income, a Portfolio may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Portfolio's policy is to maintain collateral in the form of cash, U.S. Government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. The collateral is then "marked-to-market" daily until the securities are returned. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

     U.S. Bancorp Asset Management, Inc. ("USBAM"), acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the Portfolios. As of December 31, 2002, the Portfolios had no securities on loan.

3 >  Fees and Expenses

     ADVISOR FEES - Pursuant to an investment advisory agreement (the "Agreement"), USBAM manages each Portfolio's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each Portfolio to pay USBAM a monthly fee based upon average daily net assets.

     The fee for each Portfolio is equal to an annual rate as presented below applied to the Portfolio's average daily net assets.

     ---------------------------------------------------------------
     Corporate Bond Portfolio                                  0.70%
     Equity Income Portfolio                                   0.65%
     International Portfolio                                   1.10%
     Large Cap Growth Portfolio                                0.65%
     Mid Cap Growth Portfolio                                  0.70%
     Small Cap Growth Portfolio                                0.70%
     Technology Portfolio                                      0.70%
     ---------------------------------------------------------------

     USBAM waived and reimbursed fees during the most recently completed fiscal year so that the total Portfolio operating expenses did not exceed expense limitations described in the Portfolios' prospectus.

     The Portfolios may invest in the money market funds that are series of First American Funds, Inc. ("FAF"), subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicative investment advisory fees, USBAM reimburses each FAIP Portfolio an amount equal to the investment advisory fee earned by FAF related to such investments.

     SUB-ADVISOR FEES - Clay Finlay, Inc. ("Clay Finlay") serves as the sub-advisor to the International Portfolio pursuant to a Sub-Advisory Agreement with USBAM. For its services under the Sub-Advisory Agreement with USBAM, Clay Finlay is paid a monthly fee by USBAM calculated on an annual basis equal to 0.25% of the first $500 million of the Portfolio's average daily net assets and 0.10% of the Portfolio's average daily net assets in excess of $500 million.

     CO-ADMINISTRATION FEES - USBAM and U.S. Bancorp Fund Services, LLC, formerly known as Firstar Mutual Fund Services, LLC ("USBFS"), (collectively, the "Administrators") serve as co-administrators pursuant to a Co-Administration agreement between the Administrators and FAIP. USBAM is a subsidiary of U.S. Bank National Association ("U.S. Bank"). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the Co-Administration agreement, the Administrators are compensated to provide, or compensate other entities to provide services to the Portfolios. These services include various legal, oversight and administrative services, accounting services, transfer agency and dividend disbursing services, and shareholder services. The Portfolios pay the Administrators at an annual rate, calculated daily and paid monthly based on the average daily net assets of all open-end mutual funds in the First American Family of Funds, equal to each Portfolio's pro rata share of an amount equal to 0.25% of the aggregate average daily net assets up to $8 billion, 0.235% of the next $17 billion of aggregate average daily assets, 0.22% of the next $25 billion of aggregate average daily net assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds in excess of $50 billion. Each Portfolio is subject to a $25,000 minimum charge per year. In addition, the Portfolios pay annual fees of $18,500 per class and additional per account fees for transfer agent services.

     For the fiscal year ended December 31, 2002, administration and transfer agent fees paid to USBAM and USBFS for the Portfolios included in this annual report were as follows:

     PORTFOLIO                                            AMOUNT
     -----------------------------------------------------------
     Corporate Bond Portfolio                          $  51,698
     Equity Income Portfolio                             126,780
     International Portfolio                              57,755
     Large Cap Growth Portfolio                           56,466
     Mid Cap Growth Portfolio                             54,896
     Small Cap Growth Portfolio                           55,833
     Technology Portfolio                                 54,328
     -----------------------------------------------------------

     CUSTODIAN FEES - U.S. Bank serves as the Portfolios' custodian pursuant to a custodian agreement with FAIP.The fee for each Portfolio is equal to an annual rate of

     0.01% of average daily net assets. All fees are computed daily and paid monthly.

     DISTRIBUTION AND SHAREHOLDER SERVICING FEES - Quasar Distributors, LLC ("Quasar"), a subsidiary of U.S. Bancorp, serves as distributor of the Portfolios pursuant to a distribution agreement with FAIP. Under the distribution agreement, each of the Portfolios pays Quasar a monthly distribution and/or shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Portfolio's Class IB shares. Distribution fees may be used by Quasar to provide compensation for sales support and distribution activities. No distribution fees are paid by Class IA shares.

     OTHER FEES - In addition to the investment advisory fees, custodian fees, distribution and shareholder servicing fees, and co-administration fees, each Portfolio is responsible for paying most other operating expenses including fees and expenses of outside directors, printing of shareholder reports, legal, auditing, insurance, and other miscellaneous expenses.

     For the year ended December 31, 2002, legal fees and expenses were paid to a law firm of which the Secretary and two Assistant Secretaries of the Portfolios are partners.

4 >  Investment Security Transactions

     During the fiscal year ended December 31, 2002, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

                                       U.S. GOVERNMENT              OTHER INVESTMENT
                                         SECURITIES                   SECURITIES
     ---------------------------------------------------------------------------------------
                                PURCHASES         SALES          PURCHASES          SALES
     ---------------------------------------------------------------------------------------
     Corporate Bond Portfolio  $ 1,493,006     $ 1,775,409      $  3,431,014    $  2,051,511
     Equity Income Portfolio            --              --        21,516,417      22,584,750
     International Portfolio            --              --         3,420,536       2,109,698
     Large Cap Growth Portfolio         --              --         2,124,785       1,382,760
     Mid Cap Growth Portfolio           --              --         4,376,352       3,822,179
     Small Cap Growth Portfolio         --              --         6,270,058       5,146,536
     Technology Portfolio               --              --         3,174,019       3,028,401
     ---------------------------------------------------------------------------------------

     The aggregate gross unrealized appreciation and depreciation for securities held by the Portfolios and the total cost of securities for federal tax purposes at December 31, 2002 is as follows:

                                 AGGREGATE       AGGREGATE                           FEDERAL
                                     GROSS           GROSS                            INCOME
                              APPRECIATION    DEPRECIATION               NET        TAX COST
     ---------------------------------------------------------------------------------------
     Corporate Bond Portfolio    $ 136,203    $    (27,467)     $    108,736    $  3,392,726
     Equity Income Portfolio       909,956      (4,817,888)       (3,907,932)     30,244,748
     International Portfolio       142,728        (429,188)         (286,460)      3,284,545
     Large Cap Growth Portfolio     58,502        (527,309)         (468,807)      2,876,030
     Mid Cap Growth Portfolio       27,646         (72,630)          (44,984)      1,445,814
     Small Cap Growth Portfolio     84,071        (157,863)          (73,792)      2,221,819
     Technology Portfolio           61,866        (318,972)         (257,106)      1,248,393
     ---------------------------------------------------------------------------------------

5 >  Payments made by Affiliates

     In 2002, the Small Cap Growth Portfolio's investment in regulated investment companies exceeded the Portfolio's investment restrictions. A loss occured as a result of bringing the Small Cap Growth Portfolio back into compliance. USBAM fully reimbursed the Small Cap Growth Portfolio for the loss on this transaction. The amount of the loss and resulting reimbursement was $26,083 or $0.07 per share based upon the shares outstanding as of December 31, 2002.

6 >  Portfolio Mergers

     On September 19, 2001, shareholders approved the Agreement and Plan of Reorganization recommended by the boards of directors for each of Ohio National Fund, Inc. and Met Investors Series Trust, providing for the acquisition of the Ohio National Strategic Income Portfolio, Ohio National Relative Value Portfolio, Ohio National Firstar Growth & Income Portfolio, Met Investors Firstar Balanced Portfolio, Met Investors Firstar Equity Income Portfolio, and Met Investors Firstar Growth & Income Portfolio. On December 17, 2001, newly formed shell portfolios (which were organized solely to acquire the assets and continue the business of certain portfolios of Ohio National Fund, Inc. or Met Investors Series Trust) acquired the assets of the above-named portfolios. The following table illustrates the specifics of the mergers:

                                                                                   SHARES
                                                                                ISSUED TO
                                                                 ACQUIRED    SHAREHOLDERS    ACQUIRING
                                                            PORTFOLIO NET     OF ACQUIRED    PORTFOLIO        COMBINED   TAX STATUS
ACQUIRED PORTFOLIO                ACQUIRING PORTFOLIO              ASSETS       PORTFOLIO   NET ASSETS      NET ASSETS  OF TRANSFER
-----------------------------------------------------------------------------------------------------------------------------------
Ohio National Fund, Inc. -        First American
Strategic Income Portfolio (1)    Corporate Bond Portfolio,
                                     Class IB (2)            $  4,161,725         469,875         $ --    $  4,161,725  Non-taxable

Met Investors Series Trust -      First American
Firstar Equity                       Equity Income           $  5,127,549                         $ --    $ 37,040,601  Non-taxable
Income Portfolio (1)                 Portfolio (2)
  Class A                            Class IA                                     459,046

Met Investors Series Trust -
Firstar Balanced Portfolio                                   $  7,761,144 (3)                                           Non-taxable
  Class A                            Class IA                                     694,545

Met Investors Series Trust -
Firstar Growth &
Income Portfolio                                             $ 10,502,129 (4)                                           Non-taxable
  Class A                            Class IA                                     939,808

Ohio National Fund, Inc. -
Firstar Growth &
Income Portfolio                     Class IB                $  4,406,707 (5)     394,569                               Non-taxable

Ohio National Fund, Inc. -
Relative Value Portfolio             Class IB                $  9,243,072 (6)     827,562                               Non-taxable
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Accounting survivor
(2)  Shell portfolio
(3) Includes capital loss carryovers of $(596,040) and unrealized appreciation of $36,988. Use of capital loss carryover is limited to $388,057 per year.
(4) Includes capital loss carryovers of $(2,304,279) and unrealized depreciation of $(388,794). Use of capital loss carryover is limited to $525,106 per year.
(5) Includes capital loss carryovers of $(671,637) and unrealized depreciation of $(70,181). Use of capital loss carryover is limited to $220,335 per year.
(6)  Includes unrealized appreciation of $549,481.

                 (This page has been left blank intentionally.)

NOTICE TO SHAREHOLDERS December 31, 2002

Directors and Officers of the Fund

Independent Directors

                                                                                               NUMBER OF
                                                                                               PORTFOLIOS           OTHER
                              POSITION(S)  TERM OF OFFICE                                      IN FUND COMPLEX      DIRECTORSHIPS
                              HELD         AND LENGTH OF            PRINCIPAL OCCUPATION(S)    OVERSEEN BY          HELD BY
NAME,ADDRESS,AND AGE          WITH FUND    TIME SERVED              DURING PAST 5 YEARS        DIRECTOR             DIRECTOR+
---------------------------------------------------------------------------------------------------------------------------------
Roger A. Gibson (56)          Director     Term expiring earlier    Vice President, Cargo -    First American       None
1200 Algonquin Road                        of death,                United Airlines, since     Funds
Elk Grove Village,                         resignation, removal,    July 2001 - Vice           Complex:fourteen
Illinois 60007                             disqualification, or     President, North America   registered
                                           successor duly           - Mountain Region for      investment
                                           elected and              United Airlines from       companies,
                                           qualified. Director      1995 to 2001.              including seventy
                                           of FAIP since August                                portfolios.
                                           1998.

Leonard W. Kedrowski (61)     Director     Term expiring earlier    Owner, Executive and       First American       None
6288 ClaudeWay                             of death,                Management                 Funds
InverGroveHeights,                         resignation, removal,    Consulting, Inc., a        Complex:fourteen
Minnesota 55076                            disqualification, or     management consulting      registered
                                           successor duly           firm, since 1992; Chief    investment
                                           elected and              Executive                  companies,
                                           qualified. Director      Officer, Creative          including seventy
                                           of FAIP since August     Promotions                 portfolios.
                                           1998.                    International, LLC, a
                                                                    promotional award
                                                                    programs and products
                                                                    company, since 1999;
                                                                    Board member, GC
                                                                    McGuiggan Corporation
                                                                    (DBA Smyth Companies), a
                                                                    label printer, since
                                                                    1993; Advisory Board
                                                                    member, Designer
                                                                    Doors, manufacturer of
                                                                    designer doors from
                                                                    1998 to  2002; acted as
                                                                    CEO of Graphics
                                                                    Unlimited from 1996 to
                                                                    1998.

Richard K. Riederer (58)      Director     Term expiring earlier    Retired; President and     First American       None
741 Chestnut Road                          of death,                Chief Executive            Funds
Sewickley,                                 resignation, removal,    Officer, Weirton Steel     Complex:fourteen
Pennsylvania 15143                         disqualification, or     from 1995 to 2001;         registered
                                           successor duly           Director, Weirton Steel    investment
                                           elected and              from 1993 to 2001.         companies,
                                           qualified. Director                                 including seventy
                                           of FAIP since August                                portfolios.
                                           2001.

Joseph D. Strauss (62)        Director     Term expiring earlier    Chairman of FAF's and      First American       None
8525 Edinbrook                             of death,                FAIF's Boards from 1993    Funds
Crossing, Suite 5                          resignation, removal,    to September 1997 and      Complex:fourteen
Brooklyn Park,                             disqualification, or     of FASF's Board from       registered
Minnesota 55443                            successor duly           June 1996 to September     investment
                                           elected and              1997; President of FAF     companies,
                                           qualified. Director      and FAIF from June 1989    including seventy
                                           of FAIP since August     to November 1989; Owner    portfolios.
                                           1998.                    and Executive
                                                                    Officer, Excensus TM
                                                                    LLC, a consulting
                                                                    firm, since 2001; Owner
                                                                    and President, Strauss
                                                                    Management Company, a
                                                                    Minnesota holding
                                                                    company for various
                                                                    organizational
                                                                    management business
                                                                    ventures, since 1993;
                                                                    Owner, Chairman and
                                                                    Chief Executive
                                                                    Officer, Community
                                                                    Resource
                                                                    Partnerships, Inc., a
                                                                    strategic
                                                                    planning, operations
                                                                    management, government
                                                                    relations,
                                                                    transportation planning
                                                                    and public relations
                                                                    organization, since
                                                                    1993; attorney at law.

                                                                                               NUMBER OF
                                                                                               PORTFOLIOS           OTHER
                              POSITION(S)  TERM OF OFFICE                                      IN FUND COMPLEX      DIRECTORSHIPS
                              HELD         AND LENGTH OF            PRINCIPAL OCCUPATION(S)    OVERSEEN BY          HELD BY
NAME, ADDRESS, AND AGE        WITH FUND    TIME SERVED              DURING PAST 5 YEARS        DIRECTOR             DIRECTOR+
---------------------------------------------------------------------------------------------------------------------------------
Virginia L. Stringer (58)     Chair;       Chair term three         Owner and                  First American       None
712 Linwood Avenue            Director     years. Director term     President, Strategic       Funds
St. Paul, Minnesota 55105                  expiring earlier of      Management                 Complex:fourteen
                                           death,                   Resources, Inc., a         registered
                                           resignation, removal,    management consulting      investment
                                           disqualification, or     firm, since 1993;          companies,
                                           successor duly           Executive Consultant       including seventy
                                           elected and              for State Farm             portfolios.
                                           qualified. Chair of      Insurance Company
                                           FAIP's Board since       since 1997; formerly
                                           1999; Director of        President and
                                           FAIP since August        Director, The Inventure
                                           1998.                    Group, a management
                                                                    consulting and
                                                                    training company;
                                                                    President,
                                                                    Scott's, Inc., a
                                                                    transportation
                                                                    company, and Vice
                                                                    President of Human
                                                                    Resources, The
                                                                    Pillsbury Company.

James M. Wade (59)            Director     Term expiring            Owner and                  First American       None
2802 Wind Bluff Circle                     earlier of death,        President, Jim Wade        Funds
Wilmington,                                resignation, removal,    Homes, a homebuilding      Complex:fourteen
North Carolina 28409                       disqualification, or     company, since 1999.       registered
                                           successor duly                                      investment
                                           elected and                                         companies,
                                           qualified. Director                                 including seventy
                                           of FAIP since August                                portfolios.
                                           2001.

Interested Director

John M. Murphy, Jr.(61)*      Director     Term expiring            Retired; Executive         First American       None
800 Nicollet Mall                          earlier of death,        Vice President,            Funds
Minneapolis, Minnesota 55402               resignation, removal,    U.S. Bancorp from          Complex:fourteen
                                           disqualification, or     January 1999 to            registered
                                           successor duly           December 2002;             investment
                                           elected and              Minnesota State            companies,
                                           qualified. Director      Chairman - U.S.Bancorp     including seventy
                                           of FAIP since August     from 2000 to December      portfolios.
                                           1999.                    2002; Chairman and
                                                                    Chief Investment
                                                                    Officer, First American
                                                                    Asset Management and
                                                                    U.S. Bank
                                                                    Trust, N.A.,and
                                                                    Executive Vice
                                                                    President, U.S.Bancorp
                                                                    from 1991 to 1999.

Officers

                               POSITION(S)    TERM OF OFFICE
                               HELD           AND LENGTH OF
NAME, ADDRESS, AND AGE         WITH FUND      TIME SERVED                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Thomas S. Schreier, Jr.(40)**  President      Re-elected by the Board    Chief Executive Officer of U.S. Bancorp Asset Management,
U.S. Bancorp Asset                            annually; President of     Inc. since May 2001; Chief Executive Officer of First
Management, Inc.                              FAIP since February        American Asset Management from December 2000 to May 2001
800 Nicollet Mall                             2001.                      and of Firstar Investment & Research Management Company
Minneapolis, Minnesota 55402                                             from February 2001 to May 2001; Senior Managing Director
                                                                         and Head of Equity Research of U.S. Bancorp Piper Jaffray
                                                                         from October 1998 to December 2000; Senior Airline Analyst and Director, Equity Research of Credit Suisse First
                                                                         Boston through 1998.

Mark S. Jordahl (42)**         Vice           Re-elected by the Board    Chief Investment Officer of U.S. Bancorp Asset Management,
U.S. Bancorp                   President -    annually; Vice             Inc. since September 2001; President and Chief Investment
Asset Management, Inc.         Investments    President - Investments    Officer, ING Investment Management--Americas from September
800 Nicollet Mall                             of FAIP since September    2000 to June 2001; Senior Vice President and Chief
Minneapolis, Minnesota 55402                  2001.                      Investment Officer, ReliaStar Financial Corp. from January
                                                                         1998 to September 2000; Executive Vice President and
                                                                         Managing Director, Washington Square Advisers from January
                                                                         1996 to December 1997.

Jeffery M. Wilson (46)**       Vice           Re-elected by the Board    Senior Managing Director of U.S. Bancorp Asset Management,
U.S. Bancorp                   President -    annually; Vice             Inc. since May 2001; Senior Vice President of First
Asset Management,Inc.          Administration President -                American Asset Management through May 2001.
800 Nicollet Mall                             Administration of FAIP
Minneapolis, Minnesota 55402                  since March 2000.

Robert H. Nelson (39)**        Treasurer      Re-elected by the Board    Chief Operating Officer and Senior Vice President of
U.S. Bancorp                                  annually; Treasurer of     U.S. Bancorp Asset Management, Inc. since May 2001; Senior
Asset Management,Inc.                         FAIP since March 2000.     Vice President of First American Asset Management from
800 Nicollet Mall                                                        1998 to May 2001 and of Firstar Investment & Research
Minneapolis, Minnesota 55402                                             Management Company from February 2001 to May 2001; Senior
                                                                         Vice President of Piper Capital Management Inc. through
                                                                         1998.

James D. Alt (51)              Secretary      Re-elected by the Board    Partner, Dorsey & Whitney LLP, a Minneapolis-based law
50 South Sixth Street,                        annually; Secretary of     firm.
Suite 1500                                    FAIP since June 2002;
Minneapolis, Minnesota 55402                  Assistant Secretary of
                                              FAIP from September
                                              1999 to June 2002.

Michael Grader (57)            Assistant      Re-elected by the Board    Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm
50 South Sixth Street,         Secretary      annually; Assistant
Suite 1500                                    Secretary of FAIP since
Minneapolis, Minnesota 55402                  March 2000; Secretary
                                              of FAIP from September
                                              1999 to March 2000.

Kathleen L. Prudhomme (49)     Assistant      Re-elected by the Board    Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm
50 South Sixth Street,         Secretary      annually; Assistant
Suite 1500                                    Secretary of FAIP since
Minneapolis, Minnesota 55402                  September 1999.

Douglas G. Hess (35)**         Assistant      Re-elected by the Board    Assistant Vice President, Fund Compliance Administrator,
615 East Michigan Street       Secretary      annually; Assistant        U.S. Bancorp Fund Services, LLC (FKA Firstar Mutual Fund
Milwaukee,Wisconsin 53202                     Secretary of FAIP since    Services, LLC) since March 1997.
                                              September 2001.

* Mr. Murphy is considered an "interested" Director because of his ownership of securities issued by U.S. Bancorp.
** Messrs. Schreier,Jordahl,Wilson,and Nelson are each officers of U.S. Bancorp Asset Management,Inc., which serves as investment advisor for FAIP. Mr. Hess is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Co-Administrator for FAIP.
+ Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.
FAF  First American Funds, Inc.
FAIF First American Investment Funds, Inc.
FASF First American Strategy Funds, Inc.

The Statement of Additional Information (SAI) includes additional information about Fund directors and is available upon request without charge by calling 800-677-FUND or writing to First American Funds, P.O.Box
1330, Minneapolis, Minnesota, 55440-1330.

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

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

Board of Directors First American Insurance Portfolios Inc.

    Roger Gibson

    Director of First American Insurance Portfolios Inc.
    Vice President -- Cargo, United Airlines

    Leonard Kedrowski

    Director of First American Insurance Portfolios Inc.
    Owner and President of Executive and Management Consulting, Inc.

    John Murphy Jr.

    Director of First American Insurance Portfolios Inc.
    Retired; former Executive Vice President of U.S. Bancorp

    Richard Riederer

    Director of First American Insurance Portfolios Inc.
    Retired; former President and Chief Executive Officer of Weirton Steel

    Joseph Strauss

    Director of First American Insurance Portfolios Inc.
    Former Chairman of First American Insurance Portfolios Inc.
    Owner and President of Strauss Management Company

    Virginia Stringer

    Chairperson of First American Insurance Portfolios Inc.
    Owner and President of Strategic Management Resources, Inc.

    James Wade

    Director of First American Insurance Portfolios Inc.
    Owner and President of Jim Wade Homes

[FIRST AMERICAN FUNDS(TM) LOGO]

DIRECT FUND CORRESPONDENCE TO:

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Further, there is no assurance that certain securities will remain in or out of each portfolio.

For a prospectus containing more information on First American Insurance Portfolios, including investment policies, fees, and expenses, please contact your participating insurance company.

INVESTMENT ADVISOR AND ADMINISTRATOR
     U.S. BANCORP ASSET MANAGEMENT, INC.,
     A SUBSIDIARY OF U.S. BANK NATIONAL ASSOCIATION
     800 Nicollet Mall
     Minneapolis, Minnesota 55402

CUSTODIAN
     U.S. BANK NATIONAL ASSOCIATION
     180 East Fifth Street
     St. Paul, Minnesota 55101

INDEPENDENT AUDITORS
     ERNST & YOUNG LLP
     220 South Sixth Street, Suite 1400
     Minneapolis, Minnesota 55402

FUND COUNSEL
     DORSEY & WHITNEY LLP
     50 South Sixth Street, Suite 1500
     Minneapolis, Minnesota 55402


2008-03       2/2003